Exhibit 1.1

EXECUTION VERSION

HCA INC.

$1,000,000,000 5.875% Senior Notes due 2029

$500,000,000 5.625% Senior Notes due 2028

UNDERWRITING AGREEMENT

January 17, 2019

UBS Securities LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

Wells Fargo Securities, LLC

  As Representatives of the Underwriters

c/o UBS Securities LLC

    1285 Avenue of the Americas

    New York, New York 10019

Ladies and Gentlemen:

HCA Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (each an “Underwriter” and together, the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, the respective amounts set forth in such Schedule I of $1,000,000,000 aggregate principal amount of its 5.875% Senior Notes due 2029 (the “2029 Notes”) and an additional $500,000,000 aggregate principal amount of its 5.625% Senior Notes due 2028 (the “2028 Notes” and together with the 2029 Notes the “Securities”).

The Securities will be issued pursuant to a base indenture, dated August 1, 2011, among the Company, HCA Healthcare, Inc., a Delaware corporation and the Company’s parent (the “Parent Guarantor”), Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee (in such capacity, the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as supplemented by (i) with respect to the 2028 Notes, the twentieth supplemental indenture relating to the Existing 2028 Notes (as defined below), dated August 23, 2018 as further supplemented by the twenty-first supplemental indenture relating to the 2028 Notes, to be dated January 22, 2019 (as supplemented, amended or modified from time to time the “2028 Notes Indenture”), and (ii) with respect to the 2029 Notes, the twenty-second supplemental indenture, to be dated January 30, 2019 each among the Company, the Parent Guarantor, the Trustee and the Registrar (as supplemented, amended or modified from time to time the “2029 Notes Indenture” and together with the 2028 Notes Indenture, each, an “Indenture” and together, the “Indentures”).

The 2029 Notes and the 2028 Notes will each be unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor (the “Guarantees”).

The Company has previously issued $1,000,000,000 aggregate principal amount of 5.625% Senior Notes due 2028 (the “Existing 2028 Notes”) under the 2028 Notes Indenture. The 2028 Notes constitute “Additional Notes” (as such term is defined in the 2028 Notes Indenture) under the 2028 Notes Indenture. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the 2028 Notes will have terms identical to the Existing 2028 Notes and will be treated as a single series of debt securities for all purposes under the 2028 Notes Indenture.

In connection with the offer and sale of the Securities, the Company and the Parent Guarantor have prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-226709), which registration statement contains a base prospectus relating to the debt securities, including the Securities, to be issued from time to time by the Company (the “Base Prospectus”). The Company has also filed or proposed to file, with the Commission pursuant to Rule 424 under the Act a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”). Such registration statement, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A, 430B or 430C under the Act (the “Rule 430 Information”), is called the “Registration Statement.” The term “Prospectus” shall mean the Base Prospectus as supplemented by the Prospectus Supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Act) in connection with the confirmation and sales of the Securities, and the term “Preliminary Prospectus” means the preliminary prospectus supplement specifically relating to the Securities together with the Base Prospectus. Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus as the case may be; any reference to any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Registration Statement, any Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and incorporated by reference in such Registration Statement, any Preliminary Prospectus or Prospectus, as the case may be. The term “Disclosure Package” shall mean (i) a Preliminary Prospectus dated January 17, 2019 (the “Pricing Prospectus”) and (ii) any “free writing prospectus” as defined in Rule 405 of the Act identified in Annex A hereto, which shall include the term sheet prepared pursuant to Section 5 hereto (the “Pricing Term Sheet”), which were available to purchasers of the Securities at or prior to the time when sales of the Securities were first made (the “Applicable Time”). For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or its Interactive Data Electronic Applications system.

For the purposes of this Agreement, the term “Transaction” means, collectively, the offering of the Securities and the use of proceeds therefrom described herein and in the Disclosure Package and the Prospectus.

1.    Representations and Warranties. As of the date hereof and at each Closing Date (as defined below), the Company and the Parent Guarantor, jointly and severally, represent and warrant to each Underwriter as follows (unless the context otherwise indicates, references in this Section 1 to the “Prospectus” are to (x) the Disclosure Package in the case of representations and warranties made as of

2

the date hereof and (y) both the Disclosure Package and the Prospectus in the case of representations and warranties made as of each Closing Date):

(a)    No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Parent Guarantor make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Parent Guarantor in writing by such Underwriter through the Representatives, expressly for use in any Preliminary Prospectus.

(b)    At the Applicable Time, the Disclosure Package did not and, on each Closing Date, as then amended or supplemented, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Parent Guarantor make no representation or warranty as to the information contained in or omitted from the Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company or the Parent Guarantor by or on behalf of the Underwriters through the Representatives specifically for inclusion therein.

(c)    The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) (ii) and (iii) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents identified in Annex A (including the Pricing Term Sheet) and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and, at the Applicable Time, when taken together with the Pricing Prospectus, did not, and at each Closing Date, as then amended or supplemented, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Parent Guarantor make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Parent Guarantor in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d)    The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under

3

the Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering of the Securities has been initiated or threatened by the Commission; as of the effective date of the Registration Statement, the Registration Statement complied in all material respects with the Act and the Trust Indenture Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of each Closing Date, the Prospectus, as then amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Parent Guarantor make no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Parent Guarantor in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e)    None of the Company, the Parent Guarantor or other Significant Subsidiaries (as defined below) is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Disclosure Package and the Prospectus, will be an “investment company” as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company’s securities.

(f)    None of the Company, the Parent Guarantor or any of its subsidiaries or any of its Affiliates has taken or will take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Securities.

(g)    Except as otherwise stated therein, since the respective dates as of which information is given in any of the Registration Statement, the Disclosure Package or the Prospectus, there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Company, the Parent Guarantor or their subsidiaries taken as a whole.

(h)    Each of the Company, the Parent Guarantor and its subsidiaries has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so organized or qualified, have such power or authority or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole and after giving effect to the Transaction (a “Material Adverse Effect”).

4

(i)    The Company (i) has no subsidiaries other than those subsidiaries listed on Annex C-1 and (ii) does not own or control, directly or indirectly, any “significant subsidiary,” as defined in Rule 1-02(w) of Regulation S-X under the Act, other than those subsidiaries listed on Annex C-2 (each, a “Significant Subsidiary”).

(j)    As of September 30, 2018, on an as adjusted basis, after giving effect to the consummation of the Transaction, the Company, the Parent Guarantor and its subsidiaries would have had the issued and outstanding capitalization as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus under the heading “Capitalization” and all the outstanding membership interests or shares of capital stock, as applicable, of the Company, the Parent Guarantor and each Restricted Subsidiary (as such term is defined under the caption “Description of the Notes” of each of the Disclosure Package and the Prospectus) have been duly authorized and validly issued, are fully paid and nonassessable, if applicable, and were not issued in violation of any preemptive or similar rights and, except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, as of each Closing Date, all outstanding shares of capital stock or membership interests of the subsidiaries held by the Company or the Parent Guarantor are owned either directly or indirectly free and clear of any security interest, claim, lien or encumbrance (other than liens, encumbrances and restrictions imposed in connection with the senior secured credit facilities of the Company (the “Credit Facilities”), under the other secured indebtedness set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Capitalization,” or permitted under the Credit Facilities and the Indentures and by the Act and the state securities or “blue sky” laws of certain jurisdictions). Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there will be, on each Closing Date and after giving effect to the consummation of the Transaction, no (i) outstanding options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company, the Parent Guarantor or any of its subsidiaries.

(k)    (i) This Agreement has been duly authorized, executed and delivered by the Company and the Parent Guarantor; (ii) each of the Indentures, on the applicable Closing Date, will have been duly authorized, executed and delivered by the Company and the Parent Guarantor and, assuming due authorization, execution, and delivery thereof by the Trustee and the Registrar, will constitute a legally valid and binding instrument enforceable against the Company and the Parent Guarantor in accordance with its terms (in each case subject, as to the enforcement of remedies, to the effects of (x) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally from time to time in effect, (y) general principles of equity (whether considered in a proceeding in equity or at law) and (z) an implied covenant of good faith and fair dealing (collectively, the “Enforceability Limitations”)); (iii) the 2029 Notes and the 2028 Notes, on the applicable Closing Date, will each have been duly authorized by the Company and, when each have been executed and authenticated by the Trustee in accordance with the provisions of the applicable Indenture and delivered to and paid for by the Underwriters, will each have been duly executed and delivered by the Company and will each constitute the legal, valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the applicable Indenture (subject to the Enforceability Limitations); and (iv) the Guarantees, on the applicable Closing Date, will each constitute the legal, valid and binding obligation of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with its terms and entitled to the benefits of the applicable Indenture (subject to the Enforceability Limitations).

5

(l)    The term “Transaction Documents” refers to this Agreement, the Securities and the Indentures (including the Guarantees contained therein). Each of the Transaction Documents conforms in all material respects to the description thereof in the Registration Statement, the Disclosure Package and the Prospectus, to the extent described therein.

(m)    No consent, approval, authorization or filing with or order of any United States (or any political subdivision thereof) court or governmental agency or body, or to the knowledge of the Company, any non-United States court or governmental agency or body, is required in connection with the execution, delivery and performance of the Transaction Documents (including, without limitation, the issuance of the Securities), except such (i) as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold in connection with the transactions contemplated hereby or (ii) as shall have been obtained or made prior to the 2028 Notes Closing Date (as defined below).

(n)    None of the execution and delivery of the Transaction Documents, the issuance and sale of the Securities, the issuance of the Guarantees or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Parent Guarantor pursuant to (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Parent Guarantor is a party or bound or to which its or their property is subject; or (ii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Parent Guarantor or any of its or their properties, other than in the cases of clauses (i) and (ii), such breaches, violations, liens, charges, or encumbrances that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; or result in the violation of the charter, bylaws or any equivalent governance document of the Company or the Parent Guarantor.

(o)    The consolidated financial statements of the Parent Guarantor and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Parent Guarantor and its consolidated subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the selected financial data set forth under the caption “Summary—Summary Financial Data” in the Registration Statement, the Disclosure Package and the Prospectus and in Item 6, “Selected Financial Data” to the Company’s annual report on Form 10-K for the year ended December 31, 2017 fairly present in all material respects, on the basis stated therein, the information included therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(p)    Except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), no action, suit, proceeding, investigation or audit by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Parent Guarantor or any

6

of their respective subsidiaries or their respective property is pending or, to the knowledge of the Company, threatened or contemplated that (i) would reasonably be expected to have a material adverse effect on the performance of the Transaction Documents or the consummation of any of the transactions contemplated thereby or (ii) would reasonably be expected to have a Material Adverse Effect.

(q)    Each of the Company, the Parent Guarantor and their respective subsidiaries owns or leases all such real properties as are necessary to the conduct of their respective operations as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

(r)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), none of the Company, the Parent Guarantor or any of their respective subsidiaries is in violation or default of (i) any provision of its charter, bylaws or any equivalent governance document; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Parent Guarantor or any their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Parent Guarantor, their respective subsidiaries or any of their respective properties, as applicable, other than in the cases of clauses (i) (if such entity is not the Company, the Parent Guarantor or another Significant Subsidiary), (ii) and (iii), such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

(s)    Ernst & Young LLP, who have audited the consolidated financial statements and supporting schedules of the Parent Guarantor and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 incorporated by reference in each of the Registration Statement, the Disclosure Package and the Prospectus, are independent registered public accountants with respect to the Parent Guarantor and its subsidiaries within the meaning of the Act and the rules of the Public Company Accounting Oversight Board.

(t)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), the Company, the Parent Guarantor and their subsidiaries (i) have filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect and (ii) have paid all taxes required to be paid by them and any other tax assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such tax, tax assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

(u)    Immediately after giving effect to the Transaction, no subsidiary of the Parent Guarantor (including for the avoidance of doubt, the Company) will be prohibited, directly or indirectly, from paying any dividends to the Company or the Parent Guarantor or any other subsidiary (except as may be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from making any other distribution on such subsidiary’s capital stock or membership interests (except as may

7

be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from repaying to the Company or the Parent Guarantor or any other subsidiary any loans or advances to such subsidiary from the Company or the Parent Guarantor or any other subsidiary or from transferring any of such subsidiary’s property or assets to the Company or the Parent Guarantor or any other subsidiary of the Company or the Parent Guarantor, except as described in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) or contemplated pursuant to (i) the Credit Facilities, (ii) the indentures governing the Company’s existing secured notes and (iii) the indentures governing the Parent Guarantor’s senior notes, in each case as described in the Disclosure Package and the Prospectus.

(v)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Parent Guarantor and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations would not reasonably be expected to have a Material Adverse Effect, and (ii) none of the Company, the Parent Guarantor or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(w)    The Company, the Parent Guarantor and their subsidiaries maintain internal controls over financial reporting (as defined under Rule 13a-15 and 15d-15 under the Exchange Act regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Disclosure Package and the Prospectus, since the end of the Parent Guarantor’s most recent audited fiscal year, (1) the Parent Guarantor is not aware of any material weakness in the Parent Guarantor’s internal control over financial reporting and (2) there has been no change in the Parent Guarantor’s internal control over financial reporting that, in the cases of clauses (1) and (2), has materially affected, or is reasonably likely to materially affect, the Parent Guarantor’s internal control over financial reporting.

(x)    There is and has been no failure on the part of the Parent Guarantor or any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

8

(y)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), the Company, the Parent Guarantor and their respective subsidiaries (i) are in compliance with any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety (as such is affected by hazardous or toxic substances or wastes (including, without limitation, medical waste), pollutants or contaminants), the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not received notice of any actual or potential liability under any Environmental Law; and (iv) have not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, liability or status as a potentially responsible party would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(z)    No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in any of the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(aa)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Parent Guarantor and their respective subsidiaries possess all required permits, licenses, provider numbers, certificates, approvals (including, without limitation, certificate of need approvals), consents, orders, certifications (including, without limitation, certification under the Medicare, Medicaid, TRICARE programs and other governmental healthcare programs in which they participate), accreditations (including, without limitation, accreditation by The Joint Commission, DNV Healthcare or The Accreditation Association for Ambulatory Health Care) and other authorizations (collectively, “Governmental Licenses”) issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies and accreditation organizations necessary to conduct the business now operated by them (including, without limitation, Government Licenses as are required (a) under such federal and state healthcare laws as are applicable to the Company, the Parent Guarantor and their respective subsidiaries and (b) with respect to those facilities operated by the Company, the Parent Guarantor or any of their respective subsidiaries that participate in the Medicare, Medicaid and/or TRICARE programs, to receive reimbursement thereunder), except where the failure to possess such Governmental Licenses or to make such declarations and filings would not reasonably be expected to result in a Material Adverse Effect; (ii) the Company, the Parent Guarantor and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (iii) all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect and (iv) none of the Company, the Parent Guarantor or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. All of the acute care hospitals, psychiatric hospitals and inpatient rehabilitation facilities operated by the Company, the Parent

9

Guarantor or any of their respective subsidiaries are “providers” (as defined in the Social Security Act and the regulations promulgated thereunder (collectively, “SSA”)), and all ambulatory surgery centers, diagnostic and imaging centers, radiation and oncology centers and other healthcare operations operated by the Company, the Parent Guarantor or any of their respective subsidiaries are “suppliers,” as defined in the SSA, and all such providers of services and suppliers are eligible to participate in the Medicare and (to the extent disclosed in the Registration Statement, the Disclosure Package and the Prospectus) Medicaid and TRICARE programs. For purposes of this Agreement, “Medicaid” means any state-operated means-tested entitlement program under Title XIX of the SSA that provides federal grants to states for medical assistance based on specific eligibility criteria, “Medicare” means that government-sponsored entitlement program under Title XVIII of the SSA that provides for a health insurance system for eligible elderly and disabled persons including eligible persons with end-stage renal disease and “TRICARE” means the healthcare program established by the U.S. Department of Defense under Title 10, Subtitle A, Part II, Chapter 55 (10 U.S.C. § 1071 et seq.) for members of the military, military retirees and their dependents, and includes the competitive selection of contractors to financially underwrite the delivery of healthcare services under the Civilian Health and Medical Program of the Uniformed Services.

(bb)    The accounts receivable of the Company, the Parent Guarantor and their respective subsidiaries have been adjusted to reflect material changes in the reimbursement policies of third party payors such as Medicare, Medicaid, TRICARE, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors (including, without limitation, Blue Cross plans). The accounts receivable, after giving effect to the allowance for doubtful accounts, relating to such third party payors do not materially exceed amounts the Company, the Parent Guarantor and their respective subsidiaries are entitled to receive, except as set forth in or contemplated in the Registration Statement, the Disclosure Package or the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(cc)    Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), none of the Company, the Parent Guarantor or, to the knowledge of the Company, any officers, directors, stockholders, members, employees or other agents of the Company, the Parent Guarantor or any of their respective subsidiaries or any of the hospitals operated by them, has engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, including, but not limited to, 42 U.S.C. Section 1320a-7 (Program Exclusion), Section 1320a-7a (Civil Monetary Penalties), 1320a-7b (the Anti-kickback Statute), Sections 1395nn and 1396b (the “Stark” law, prohibiting certain self-referrals), the federal TRICARE statute, 10 U.S.C. Section 1071 et seq., the Federal Civil False Claims Act, 31 U.S.C. Sections 3729-32, Federal Criminal False Claims Act, 18 U.S.C. Section 287, False Statements Relating to Health Care Matters, 18 U.S.C. Section 1035, Health Care Fraud, 18 U.S.C. Section 1347, the privacy, security and transactions provisions of the Health Insurance Portability and Accountability Act of 1996 (Public Law 104-191), or the federal Food, Drug & Cosmetics Act, 21 U.S.C. Section 360aaa, all of which, as amended, or any regulations promulgated pursuant to such statutes, or related state or local statutes or regulations or any rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in

10

determining rights to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any other item or service for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits such payments to third parties); (v) referring an individual to a person with which it has ownership or certain other financial arrangements or billing Medicare or Medicaid or any beneficiary of such program or other person for any designated health service or other item or service (where applicable federal law prohibits such referrals); (vi) knowingly and willfully presenting or causing to be presented a claim for a medical or other item or service that was not provided as claimed, or is for a medical or other item or service and the person knew or should have known the claim was false or fraudulent; (vii) violating any corporate integrity agreement or other agreement with any government agency (including, without limitation, the United States Department of Justice (“DOJ”) and the Office of Inspector General of the United States Department of Health and Human Services (“OIG”); and (viii) violating any enforcement initiative instituted by any governmental agency (including, without limitation, the OIG and the DOJ), except, in each case set forth in this paragraph, for any such activities which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd)    The Company is not an ineligible issuer, and the Parent Guarantor is a well-known seasoned issuer, in each case as defined in Rule 405 of the Act, in each case, at the times specified in the Act in connection with the offering of the Securities.

Any certificate signed by any officer of the Company, the Parent Guarantor or their respective subsidiaries and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities and, when issued, the Guarantees, shall be deemed a joint and several representation and warranty by each of the Company, the Parent Guarantor and their respective subsidiaries, as to matters covered thereby, to each Underwriter.

2.    Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company (i) with respect to the 2029 Notes, at a purchase price of 99.00% of the gross proceeds to the Company (i.e. less a discount of $10,000,000), plus accrued interest, if any, from January 30, 2019 to the 2029 Notes Closing Date (as defined below), the principal amount of the 2029 Notes set forth opposite such Underwriter’s name in Schedule I hereto and (ii) with respect to the 2028 Notes, at a purchase price of 98.00% of the gross proceeds to the Company (i.e. less a discount of $10,000,000), plus accrued interest from August 23, 2018, the issue date of the Existing 2028 Notes to the 2028 Notes Closing Date, the principal amount of the 2028 Notes set forth opposite such Underwriter’s name in Schedule I hereto.

11

3.    Delivery and Payment. Delivery of and payment for the Securities shall be made at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006, New York City time (i) with respect to the 2028 Notes on January 22, 2019 and (ii) with respect to the 2029 Notes on January 30, 2019, or, in each case, at such time on such later date not more than three Business Days after the foregoing dates as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment (i) with respect to the 2028 Notes, the “2028 Notes Closing Date” and (ii) with respect to the 2029 Notes, the “2029 Notes Closing Date” and, together with the 2028 Notes Closing Date, the “Closing Dates” and each, a “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company in writing to the Representatives. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

4.    Offering by Underwriters. Each Underwriter acknowledges that:

(a)    it has not used and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus” as defined under Rule 405 of the Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company), other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 under the Act, (ii) any Issuer Free Writing Prospectus listed in Annex B or prepared pursuant to Section 1(c) above or Section 5(d) below (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing. Notwithstanding the foregoing, the Underwriters may use a Pricing Term Sheet substantially in the form of Annex A hereto; and

(b)    it is not subject to any proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period (as defined below)).

5.    Agreements. The Company and the Parent Guarantor jointly and severally agree, in each case with each Underwriter as follows:

(a)    The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet in the form of Annex A hereto) to the extent required by Rule 433 under the Act; and will file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Act (such period, the “Prospectus Delivery Period”); and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered, electronically or otherwise) to the Underwriters in New York City on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the 2028 Notes Closing Date.

12

(b)    (i) The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company has delivered to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act and (ii) the Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)    Prior to the later of the 2028 Notes Closing Date or the end of the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement (other than an amendment or supplement filed in connection with the registration of additional classes of securities of the Company, the Parent Guarantor and their subsidiaries) or the Prospectus, the Company will furnish to UBS Securities LLC and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus required to be filed or file any such proposed amendment or supplement to which UBS Securities LLC reasonably objects.

(d)    The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed (other than an amendment or supplement filed in connection with the registration of additional classes of securities of the Company, the Parent Guarantor and their subsidiaries); (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use every reasonable

13

effort to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof as may be necessary to permit offers and sales of the Securities by the Underwriters.

(e)    If at any time prior to the 2029 Notes Closing Date (i) any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters or the Company, the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Disclosure Package to comply with law, the Company will promptly notify UBS Securities LLC on behalf of the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Disclosure Package as may be necessary so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Disclosure Package will comply with law.

(f)    If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify UBS Securities LLC on behalf of the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(g)    The Company will use reasonable best efforts to assist the Underwriters in arranging, if necessary, for the qualification of the Securities for sale by the Underwriters under the applicable securities laws of such jurisdictions in the United States as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company or the Parent Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would reasonably be expected to subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or to subject themselves to taxation in excess of a nominal amount in respect of doing business in any jurisdiction. The Company will promptly advise UBS Securities LLC, on behalf of the Representatives, of the receipt by it of any notification with respect to the suspension of the qualification of the Securities or the Guarantees for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(h)    The Company will cooperate with the Representatives and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC.

14

(i)    The Company will not, for a period of 30 days following the date of the Prospectus, without the prior written consent of UBS Securities LLC, offer, sell or contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, the Parent Guarantor or any of their respective Affiliates or any person in privity with the Company, the Parent Guarantor or any of their respective Affiliates), directly or indirectly, or announce the offering of, any capital markets debt securities issued or guaranteed by the Company or the Parent Guarantor (other than the Securities and the Guarantees).

(j)    The Company and the Parent Guarantor jointly and severally agree to pay the costs and expenses incident to the following matters: (i) the fees of the Trustee (and its counsel); (ii) the preparation, printing (or reproduction), delivery (including postage, air freight charges and charges for counting and packaging) and filing under the Act, of such copies of the Registration Statement, the Disclosure Package, and Issuer Free Writing Prospectus and the Prospectus, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of any blue sky memorandum to investors in connection with the offering of the Securities; (v) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(g) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vi) the approval of the Securities for book-entry transfer by DTC; (vii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company’s and the Parent Guarantor’s accountants and the fees and expenses of counsel (including local and special counsel) to the Company; (ix) the rating of the Securities by rating agencies; and (x) all other costs and expenses incident to the performance by the Company of their obligations hereunder; provided, however, that except as specifically provided in this paragraph (j), in Section 8 and in Section 9, the Underwriters shall pay their own costs and expenses in connection with presentations for prospective purchasers of the Securities.

(k)    The Company will use the proceeds from the sale of the Securities in the manner described in each of the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds.”

(l)    The Company and the Parent Guarantor jointly and severally acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Parent Guarantor with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Parent Guarantor or any other person. Additionally, no Underwriter is advising the Company, the Parent Guarantor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Parent Guarantor shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Parent Guarantor with respect thereto. Any review by the Underwriters of the Company and the Parent Guarantor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Parent Guarantor.

15

(m)    The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

6.    Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Parent Guarantor contained herein at the Applicable Time, to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Parent Guarantor contained herein at each of the Closing Dates, as applicable, to the accuracy of the statements of the Company or the Parent Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)    No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)    The Company shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, to furnish to the Underwriters (i) with respect to the 2028 Notes, an opinion letter and a negative assurance letter, each dated the 2028 Notes Closing Date, in each case, substantially in the forms of Exhibit A and Exhibit B, respectively, hereto and (ii) with respect to the 2029 Notes, an opinion letter and a negative assurance letter, each dated the 2029 Notes Closing Date, in each case, substantially in the forms of Exhibit C and Exhibit D, respectively, hereto and, in each case, an opinion of Bass, Berry & Sims PLC, special regulatory counsel for the Company, dated the applicable Closing Date and substantially in the form of Exhibit E hereto. The Company shall have requested and caused the general counsel of the Company to furnish to the Underwriters opinion letters dated as of each Closing Date with regards to such matters as the Representatives shall reasonably require.

(c)    The Underwriters shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriters, such opinion letter and advice letter, each dated (i) with respect to the 2028 Notes, the 2028 Notes Closing Date and (ii) with respect to the 2029 Notes, the 2029 Notes Closing Date and, in each case, addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Indentures, the Disclosure Package and the Prospectus (as amended or supplemented at the 2028 Notes Closing Date or the 2029 Notes Closing Date, as applicable) and other related matters as the Underwriters may reasonably require; and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

16

(d)    The Company shall have furnished to the Underwriters a certificate of the Company, signed by (x) the chairman, chief executive officer, president or vice president and (y) the chief financial officer, treasurer or principal financial or accounting officer of the Company, dated (A) with respect to the 2028 Notes, the 2028 Notes Closing Date and (B) with respect to the 2029 Notes, the 2029 Notes Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package and the Prospectus, any amendment or supplement to the Disclosure Package or the Prospectus and this Agreement and that:

(i)    the representations and warranties of the Company and the Parent Guarantor in this Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case such representations and warranties are true and correct in all respects) at the Applicable Time and on the applicable Closing Date, and the Company and the Parent Guarantor have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

(ii)    since the date of the most recent financial statements included or incorporated by reference in each of the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(e)    At the Applicable Time and at each Closing Date, the Parent Guarantor shall have requested and caused Ernst & Young LLP to furnish to the Underwriters a “comfort” letter, dated as of the Applicable Time, and a bring-down “comfort letter,” dated as of such Closing Date, respectively, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent registered public accountants within the meaning of the Exchange Act and within the meaning of the rules of the Public Company Accounting Oversight Board and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Registration Statement, the Disclosure Package and the Prospectus, including any amendment or supplement thereto at the date of the applicable letter.

(f)    Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change or development in the condition (financial or otherwise), business or results of operations of the Parent Guarantor and its subsidiaries, taken as a whole, and after giving effect to the Transaction, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), the effect of which is, or would reasonably be expected to become, in the judgment of UBS Securities LLC, so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(g)    At each Closing Date, the Company, the Parent Guarantor and the Trustee shall have entered into the applicable Indenture, and the Representatives shall have received counterparts, conformed as executed, thereof.

17

(h)    Subsequent to the Applicable Time, there shall not have been any decrease in the rating of the Securities by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i)    Prior to each Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request, as set forth in the closing memorandum relating to the offering of the Securities.

(j)    Prior to the 2028 Notes Closing Date, the Company shall have taken all action reasonably required to be taken by it to have the Securities declared eligible for clearance and settlement through DTC.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and counsel for the Underwriters.

The documents required to be delivered by this Section 6 will be available for inspection at the office of Cleary Gottlieb Steen & Hamilton LLP, at One Liberty Plaza, New York, New York 10006, on the Business Day prior to each Closing Date.

7.    [Reserved].

8.    Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Parent Guarantor to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters, including as described in Section 10 hereof, the Company and the Parent Guarantor, jointly and severally, will reimburse the Underwriters through the Representatives on behalf of the Underwriters on demand for all reasonable expenses (including reasonable fees and disbursements of Cahill Gordon & Reindel LLP) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

9. Indemnification and Contribution.

(a)    The Company and the Parent Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees, agents and Affiliates of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), the Disclosure Package, any Issuer Free Writing Prospectus or any written communication that constitutes an offer to sell or a solicitation of any offer to buy the Securities used by the Company or the Parent Guarantor in violation of the provisions of this Agreement, or the omission or alleged omission to state therein a material fact necessary to make the statements

18

therein, in the light of the circumstances under which they were made, not misleading, and agree (subject to the limitations set forth in the proviso to this sentence) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Parent Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or the Parent Guarantor by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company and the Parent Guarantor may otherwise have. Each indemnifying party shall not be liable under this Section 9 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(b)    Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless (i) the Company and the Parent Guarantor, (ii) each person, if any, who controls (within the meaning of either the Act or the Exchange Act) the Company or the Parent Guarantor, and (iii) the directors and officers of the Company and the Parent Guarantor, to the same extent as the foregoing indemnity from the Company and the Parent Guarantor, to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Parent Guarantor by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and the Parent Guarantor acknowledge that the fifth, tenth and eleventh paragraphs and the second sentence of the seventh paragraph under the heading “Underwriting” in the Disclosure Package and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus.

(c)    Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above, except as provided in paragraph (d) below. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate

19

counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advice of counsel to the indemnified person); (ii) such action includes both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified person) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified persons. Any such separate firm for any Underwriter, its Affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by UBS Securities LLC, and any such separate firm for the Company or the Parent Guarantor and any control persons, officers or directors of the Company or the Parent Guarantor shall be designated in writing by the Company or the Parent Guarantor, as the case may be. In the event that any Underwriter, its Affiliates, directors and officers or any control persons of such Underwriter are Indemnified Persons collectively entitled, in connection with a proceeding in a single jurisdiction, to the payment of fees and expenses of a single separate firm under this Section 9(c), and any such Underwriter, its Affiliates, directors and officers or any control persons of such Underwriter cannot agree to a mutually acceptable separate firm to act as counsel thereto, then such separate firm for all such Indemnified Persons shall be designated in writing by UBS Securities LLC. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

(d)    In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to subsection (a) or (b) above, where such failure materially prejudices the indemnifying party (through the forfeiture of substantial rights or defenses)), the Company and the Parent Guarantor, on the one hand, and the Underwriters, on the other hand, severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company or the Parent Guarantor and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent Guarantor, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason or not permitted by applicable law, the Company and the Parent Guarantor, on the one hand, and the Underwriters, on the other hand, severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Parent Guarantor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions received by them. Relative fault shall be determined by reference to, among

20

other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Parent Guarantor, on the one hand, or the Underwriters, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and any other equitable considerations appropriate in the circumstances. The Company and the Parent Guarantor and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9, in no event under this Section 9(d) shall any Underwriter be responsible for any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Parent Guarantor within the meaning of either the Act or the Exchange Act and the respective officers and directors of the Company and the Parent Guarantor shall have the same rights to contribution as the Company and the Parent Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

10. Default by an Underwriter. (x) If any one or more Underwriters shall fail to purchase and pay for the Securities agreed to be purchased by such Underwriter hereunder, and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the principal amount of the Securities set forth opposite their names in Schedule I hereto bear to the aggregate principal amount of the Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the Company shall be entitled to a period of 36 hours within which to procure another party or parties reasonably satisfactory to the non-defaulting Underwriters, as the case may be, to purchase no less than the amount of such unpurchased Securities that exceeds 10% of the principal amount thereof upon such terms herein set forth. If, however, the Company shall not have completed such arrangements within 72 hours after such default and the principal amount of unpurchased Securities exceeds 10% of the principal amount of such Securities to be purchased on such date, then this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, to effect any changes that in the opinion of counsel for the Company or counsel for the Representatives are necessary in the Registration Statement and the Prospectus or in any other documents or arrangements. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

21

(y) Recognition of the U.S. Special Resolution Regimes

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 10(y):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

11.    Termination. This Agreement shall be subject to termination in the absolute discretion of UBS Securities LLC, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any securities generally or trading of any securities issued or guaranteed by the Company or the Parent Guarantor on the New York Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum prices shall have been established on such exchange or the NASDAQ Global Market; (ii) a banking moratorium shall have been declared either by U.S. federal or New York state authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of UBS Securities LLC, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

12.    Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Parent Guarantor or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force

22

and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company and the Parent Guarantor, or any of the indemnified persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(j), 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13.    Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or faxed to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: High Yield Syndicate, or, if sent to the Company or the Parent Guarantor, will be mailed, delivered or faxed c/o HCA Inc. (fax no.: (615) 344-1531) and confirmed to it at One Park Plaza, Nashville, Tennessee 37203, Attention: General Counsel, with a copy to David Lopez, Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 (fax no.: (212) 225-3999). The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by UBS Securities LLC.

14.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and at and after the Closing Date, the Company and the Parent Guarantor and their respective successors and the indemnified persons referred to in Section 9 hereof and their respective successors and no other person will have any right or obligation hereunder. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.    Applicable Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16.    Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile or “pdf” file thereof), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

17.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18.    Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this underwriting agreement.

“Applicable Time” shall mean 5:40 PM, Eastern Time on January 17, 2019.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which commercial banking institutions or trust companies are authorized or required by law to close in New York City.

23

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“subsidiary” means “Subsidiary” as defined in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Description of the Notes.”

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

24

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

HCA INC.

By:	/s/ Christopher F. Wyatt
Name:	Christopher F. Wyatt
Title:	Senior Vice President and Controller

HCA HEALTHCARE, INC.

By:	/s/ Christopher F. Wyatt
Name:	Christopher F. Wyatt
Title:	Senior Vice President and Controller

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

UBS SECURITIES LLC

For itself and as a Representative of the several Underwriters named in Schedule I to the foregoing Agreement.

By:	/s/ Kevin T. Pluff
	Name:	Kevin T. Pluff
	Title:	Managing Director Leveraged Capital Markets

By:	/s/ Luke Bartolone
	Name:	Luke Bartolone
	Title:	Executive Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Principal Amount of 2029 Notes to be Purchased	Principal Amount of 2028 Notes to be Purchased
UBS Securities LLC	$78,333,333	$39,166,167
Barclays Capital Inc.	$78,333,333	$39,166,167
Citigroup Global Markets Inc.	$78,333,333	$39,166,167
Deutsche Bank Securities Inc.	$78,333,333	$39,166,167
Goldman Sachs & Co. LLC	$78,333,333	$39,166,167
J.P. Morgan Securities LLC	$78,333,333	$39,166,167
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$78,333,333	$39,166,167
Morgan Stanley & Co. LLC	$78,333,333	$39,166,167
RBC Capital Markets, LLC	$78,333,333	$39,166,167
SMBC Nikko Securities America, Inc.	$78,333,333	$39,166,167
SunTrust Robinson Humphrey, Inc.	$78,333,333	$39,166,167
Wells Fargo Securities, LLC	$78,333,333	$39,166,167
Capital One Securities, Inc.	$15,000,000	$7,501,000
Mizuho Securities USA LLC	$15,000,000	$7,501,000
Fifth Third Securities, Inc.	$7,500,001	$3,750,999
MUFG Securities Americas Inc.	$7,500,001	$3,750,999
Regions Securities LLC	$7,500,001	$3,750,999
Scotia Capital (USA) Inc.	$7,500,001	$3,750,999
Total	$1,000,000,000	$500,000,000

Schedule I-1

ANNEX A

Disclosure Package

Pricing Term Sheet, dated January 17, 2019, to the Preliminary Prospectus.

See attached.

Annex A-1

Filed pursuant to Rule 433

Issuer Free Writing Prospectus, dated January 17, 2019

Supplementing the Preliminary Prospectus Supplement, dated January 17, 2019

Registration No. 333-226709

HCA Inc.

$1,000,000,000 5.875% Senior Notes due 2029 (the “2029 notes”)

$500,000,000 5.625% Senior Notes due 2028 (the “2028 notes”)

Pricing Supplement

Pricing Supplement dated January 17, 2019 to HCA Inc.’s Preliminary Prospectus Supplement dated January 17, 2019. This Pricing Supplement is qualified in its entirety by reference to the Preliminary Prospectus Supplement. The information in this Pricing Supplement supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Financial information presented in the Preliminary Prospectus Supplement is deemed to have changed to the extent affected by changes described herein. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Prospectus Supplement.

Change to the Preliminary Prospectus Supplement

The Preliminary Prospectus Supplement contemplated the issuance of Senior Notes due 2029 (the “2029 notes”). In addition, the Issuer will be issuing $500,000,000 5.625% Senior Notes due 2028 (the “2028 notes”) that will be issued as additional notes under the indenture dated August 1, 2011, as supplemented by the twentieth supplemental indenture dated August 23, 2018 (the “Existing Supplemental 2028 Indenture”) pursuant to which $1,000,000,000 aggregate principal amount of 5.625% Senior Notes due 2028 were issued on August 23, 2018. The Existing Supplemental 2028 Indenture can be accessed at https://www.sec.gov/Archives/edgar/data/860730/000119312518256366/d613143dex43.htm. The proceeds received from the 2028 notes will be used for general corporate purposes, which may include acquisitions. Corresponding changes will be made where applicable throughout the Preliminary Prospectus Supplement.

Terms Applicable to the 2029 notes

Issuer	HCA Inc.

Aggregate Principal Amount	$1,000,000,000

Title of Security	5.875% Senior Notes due 2029

Maturity	February 1, 2029

Spread to Treasury	313 basis points

Benchmark Treasury	UST 3.125% due November 15, 2028

Coupon	5.875%

Public Offering Price	100.000% plus accrued interest, if any, from January 30, 2019

Yield to Maturity	5.875%

Interest Payment Dates	February 1 and August 1 of each year, beginning on August 1, 2019

Record Dates	January 15 and July 15 of each year

Gross Proceeds	$1,000,000,000

Net Proceeds to Issuer before Expenses	$990,000,000

CUSIP/ISIN Numbers	CUSIP: 404119 BW8 ISIN: US404119BW86

Optional Redemption

Prior to August 1, 2028, the 2029 notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption, or “make-whole,” price equal to the greater of:

(i) 100% of the aggregate principal amount of the 2029 notes to be redeemed, and

(ii)  an amount equal to the sum of the present value of (i) the payment on August 1, 2028 of principal of the 2029 notes to be redeemed and (ii) the payment of the remaining scheduled payments through August 1, 2028 of interest on the 2029 notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 50 basis points plus, in each of (a) and (b) above, accrued and unpaid interest, if any, to such redemption date.

On and after August 1, 2028, the 2029 notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of such 2029 notes plus accrued and unpaid interest, if any, to such redemption date.

Settlement Date:

January 30, 2019 (T+8)

We expect that delivery of the notes will be made to investors on or about January 30, 2019, which will be the eighth business day following the date of this pricing term sheet (such settlement being referred to as “T+8”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially settle in T+8, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their advisors.

Terms Applicable to the 2028 notes

Issuer	HCA Inc.

Aggregate Principal Amount	$500,000,000

Title of Security

5.625% Senior Notes due 2028

The 2028 notes offered hereby will be treated as a single series with the Issuer’s $1.0 billion aggregate principal amount of 5.625% Senior Notes due 2028 issued on August 23, 2018 (the “existing 2028 notes”, and together with the 2028 notes offered hereby, the “2028 notes”) for all purposes under the indenture and will have identical terms with the existing notes, other than their issue date and public offering price. The 2028 notes offered hereby will have the same CUSIP and ISIN numbers as, and will vote together and will be fungible with, the existing 2028 notes immediately upon issuance.

Maturity	September 1, 2028

Spread to Treasury	302 basis points (from yield to worst)

Benchmark Treasury	UST 2.875% due August 15, 2028

Coupon	5.625%

Public Offering Price	99.000% plus accrued interest from August 23, 2018 to the Settlement Date.

Yield to Maturity	5.761%

Interest Payment Dates	March 1 and September 1 of each year, beginning on March 1, 2019

Record Dates	February 15 and August 15 of each year

Gross Proceeds	$495,000,000

Net Proceeds to Issuer before Expenses	$490,000,000

CUSIP/ISIN Numbers	CUSIP: 404121 AJ4 ISIN: US404121AJ49

Optional Redemption

Prior to March 1, 2028, the 2028 notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption, or “make-whole,” price equal to the greater of:

(i) 100% of the aggregate principal amount of the 2028 notes to be redeemed, and

(ii)  an amount equal to the sum of the present value of (i) the payment on March 1, 2028 of principal of the 2028 notes to be redeemed and (ii) the payment of the remaining scheduled payments through March 1, 2028 of interest on the 2028 notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 50 basis points plus, in each of (a) and (b) above, accrued and unpaid interest, if any, to such redemption date.

On and after March 1, 2028, the 2028 notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of such 2028 notes plus accrued and unpaid interest, if any, to such redemption date.

Settlement Date:	January 22, 2019 (T+2)

Changes to Preliminary Prospectus Supplement

Please see the section titled “Certain United States Federal Tax Consequences” in the Preliminary Prospectus Supplement (as defined herein) for a discussion of certain United States federal income tax consequences to “U.S. holders” (as defined therein) of the purchase, ownership and disposition of the 2029 notes and the 2028 notes offered hereby. The following discussion supplements and, to the extent inconsistent therewith, replaces the discussion in such section as it relates to U.S. holders that purchase the 2028 notes offered hereby at the offering price in this offering and hold the 2028 notes offered hereby as capital assets.

A portion of the price paid for the 2028 notes offered hereby will be attributable to interest that accrued prior to the date the 2028 notes offered hereby are issued (“pre-issuance accrued interest”). While not free from doubt, we intend to treat the 2028 notes offered hereby as having been purchased for a price that does not include any pre-issuance accrued interest. Accordingly, we will treat a portion of the first stated interest payment on the 2028 notes offered hereby as a non-taxable return of such pre-issuance accrued interest, and not as a payment of interest on the 2028 notes offered hereby. Subject to the discussion of amortizable bond premium below, if you are a U.S. holder, the stated interest you receive on the 2028 notes offered hereby (other than any amounts representing pre-issuance accrued interest in respect of the 2028 notes offered hereby, which will be excluded from income) will generally be subject to U.S. federal income taxation and will be considered ordinary interest income on which you will be taxed at the time it is received or accrued, in accordance with your method of accounting for U.S. federal income tax purposes.

A U.S. holder will be considered to have purchased a 2028 note offered hereby with bond premium equal to the excess of the purchase price (excluding the amount attributable to any pre-issuance accrued interest) over the stated principal amount of a 2028 note offered hereby and may generally (subject to the following sentence) elect to amortize any such bond premium as an offset to stated interest income, using a constant yield method, over the remaining term of a 2028 note offered hereby. Because the 2028 notes offered hereby may be redeemed prior to maturity at a premium, special rules apply that may reduce, defer or eliminate the amount of bond premium that a U.S. Holder may amortize with respect to a 2028 note offered hereby. Such election, once made, generally applies to all bonds held or subsequently acquired by the U.S. holder on or after the first taxable year for which the election applies and may not be revoked without the consent of the IRS. A U.S. holder that elects to amortize such bond premium must reduce its tax basis in a 2028 note offered hereby by the amount of the bond premium amortized during its holding period.

A U.S. holder’s adjusted tax basis in a 2028 note offered hereby generally will equal the cost of a 2028 note offered hereby to such U.S. holder (excluding the amount attributable to any pre-issuance accrued interest), reduced by the amount of any bond premium previously amortized in respect of the 2028 notes offered hereby.

Upon the sale, exchange, retirement, redemption, or other taxable disposition of a 2028 note offered hereby, a U.S. holder generally will recognize gain or loss equal to the difference, if any, between the amount realized upon the sale, exchange, retirement, redemption or other disposition (less an amount equal to any accrued and unpaid stated interest (including any pre-issuance accrued interest), which will be treated in the manner described above) and the adjusted tax basis of the 2028 note.

Terms Applicable to the 2029 notes and the 2028 notes

Change of Control	Upon certain change of control events, each Holder may require the Issuer to repurchase at 101%, plus accrued and unpaid interest, if any.

Trade Date	January 17, 2019

Use of Proceeds

We estimate that our net proceeds from this offering, after deducting underwriter discounts and commissions and estimated offering expenses, will be approximately $1,478,000,000.

We intend to use the net proceeds of this offering for general corporate purposes, which may include acquisitions.

Denominations	$2,000 and integral multiples of $1,000

Form of Offering	SEC Registered (Registration No. 333-226709)

Joint Book-Running Managers

UBS Securities LLC

Barclays Capital Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

Wells Fargo Securities, LLC

Co-Managers	Capital One Securities, Inc. Mizuho Securities USA LLC Fifth Third Securities, Inc. MUFG Securities Americas Inc. Regions Securities LLC Scotia Capital (USA) Inc.

The issuer has filed a registration statement (including a prospectus and a related preliminary prospectus supplement) with the United States Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents HCA Healthcare, Inc. has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and accompanying prospectus may be obtained from UBS Securities LLC, Attention: Anna Mercatili, 1285 Avenue of the Americas, New York, NY 10019, telephone: 203-719-3343, facsimile: 212-821-4043 or by emailing anna.mercatili@ubs.com.

This communication should be read in conjunction with the preliminary prospectus supplement and the accompanying prospectus. The information in this communication supersedes the information in the preliminary prospectus supplement and the accompanying prospectus to the extent inconsistent with the information in such preliminary prospectus supplement and the accompanying prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

ANNEX B

None.

Annex B-1

ANNEX C-1

Subsidiaries of the Company

360 Community Alliance, LLC

4600 Waters Avenue Professional Building Condominium Association, Inc.

52 Alderley Road LLP

AC Med, LLC

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Access 2 Health Care Physicians, LLC

Access Health Care Physicians, LLC

Access Management Co., LLC

Ace Leasing II, LLC

ACH, Inc.

Acute Kids Urgent Care of Medical City Children’s Hospital, PLLC

Acworth Immediate Care, LLC

ADC Surgicenter, LLC

Administrative Physicians of North Texas, PLLC

Advanced Bundle Convener, LLC

Advanced Plastic Surgery Center of Terre Haute, LLC

Alaska Regional Medical Group, LLC

Albany Family Practice, LLC

Aligned Business Consortium Group, L.P.

All About Staffing (India) Ltd.

All About Staffing Philippines, Inc.

All About Staffing, Inc.

Alleghany General and Bariatric Services, LLC

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Alleghany Specialists, LLC

Alliance Surgicare, LLC

Alpharetta Imaging Services, LLC

Alpine Surgicenter, LLC

Alta Internal Medicine, LLC

Alternaco, LLC

Altitude Mid Level Providers, LLC

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Ambulatory Endoscopy Holdco, LLC

Ambulatory Laser Associates, GP

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Ambulatory Surgery Center Group, Ltd.

American Medicorp Development Co.

Annex C-1-1

Ami-Point GA, LLC

Anchorage Surgicenter, LLC

AOGN, LLC

AOSC Sports Medicine, Inc.

AppleCare/Memorial Immediate Care Joint Venture, LLC

Appledore Medical Group II, Inc.

Appledore Medical Group, Inc.

Appomattox Imaging, LLC

AR Holding 1, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 2, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

AR Holding 31, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

Arapahoe Surgicenter, LLC

Arkansas Medical Park, LLC

Arlington Diagnostic South, Inc.

Arlington Neurosurgeons, PLLC

Arlington Primary Care, PLLC

Arlington Primary Medicine, PLLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Arthritis Specialists of Nashville, Inc.

ASD Shared Services, LLC

Ashburn ASC, LLC

Ashburn Imaging, LLC

Athens Community Hospital, Inc.

Atlanta Healthcare Management, L.P.

Atlanta Home Care, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Atlantis Surgicare, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Augusta CyberKnife, LLC

Augusta Inpatient Services, LLC

Augusta Management Services, LLC

Augusta Multispecialty Services, LLC

Augusta Primary Care Services, LLC

Augusta Specialty Hospitalists, LLC

Augusta Urgent Care Services, LLC

Aurora Endoscopy Surgicenter, LLC

Austin GI Surgicenter, LLC

Austin Heart Cardiology MSO, LLC

Austin Medical Center, Inc.

Austin Physicians Management, LLC

Austin Urogynecology, PLLC

Aventura Cancer Center Manager, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Healthcare Specialists LLC

Aventura Neurosurgery, LLC

Backlogs Limited

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Outpatient Surgical Center, Inc.

BAMI Property, LLC

Bannerman Family Care, LLC

Barrow Medical Center CT Services, Ltd.

Basic American Medical, Inc.

Basil Street Practice Limited

Bay Area Healthcare Group, Ltd.

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bay Area Surgicenter, LLC

Bay Hospital, Inc.

Bayonet Point Surgery Center, Ltd.

Bayshore Family Practitioners, PLLC

Bayshore Multi-Specialty Group, PLLC

Bayshore Occupational and Family Medicine, PLLC

Bayshore Partner, LLC

Bayshore Radiation Oncology Services, PLLC

Bayshore Surgery Center, Ltd.

Bayside Ambulatory Center, LLC

Bedford-Northeast Community Hospital, Inc.

Behavioral Health Sciences of West Florida, LLC

Behavioral Health Wellness Center, LLC

Bellaire Imaging, Inc.

Belleair Surgery Center, Ltd.

Belton Family Practice Clinic, LLC

Big Cypress Medical Center, Inc.

Blacksburg Family Care, LLC

Blossoms Healthcare LLP

Boca Raton Open Imaging Center, LLC

Bone & Joint Specialists Physician Group, LLC

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Bountiful Surgery Center, LLC

Boynton Beach EFL Imaging Center, LLC

Bradenton Cardiology Physician Network, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

Brentwood ASC, LLC

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

Brighton Surgicenter, LLC

Brookwood Medical Center of Gulfport, Inc.

Broward Cardiovascular Surgeons, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Brownsville Specialists of Texas, PLLC

Brownsville Surgery, PLLC

Brownsville Surgical Specialists, PLLC

Brownsville Surgicenter, LLC

Brownsville-Valley Regional Medical Center, Inc.

Buckhead Surgical Services, L.P.

Buford Road Imaging, L.L.C.

Byron Family Practice, LLC

C. Medrano, M.D., PLLC

C/HCA Capital, Inc.

C/HCA Development, Inc.

C/HCA, Inc.

Calder Immediate Care, PLLC

California Imaging Center Manager, LLC

California Urgent Care, LLC

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.

Capital Anesthesia Services, LLC

Capital Area Cardiology

Capital Area CareNow Physician Associates

Capital Area Multispecialty Providers

Capital Area Neurosurgeons

Capital Area Occupational Medicine, PLLC

Capital Area Primary Care Providers

Capital Area Primary Care, PLLC

Capital Area Providers

Capital Area Specialists, PLLC

Capital Area Specialty Providers

Capital Area Surgeons, PLLC

Capital Division - CCA, Inc.

Capital Division, Inc.

Capital Network Services, Inc.

Capital Professional Billing, LLC

Capital Regional Healthcare, LLC

Capital Regional Heart Associates LLC

Capital Regional Psychiatry Associates, LLC

Cardiac Surgical Associates, LLC

Cardio Vascular Surgeons of North Texas, PLLC

Cardiology Associates Medical Group, LLC

Cardiology Clinic of San Antonio, PLLC

Cardiology Specialists of North Texas, PLLC

Cardiovascular and Thoracic Surgeons of Texas, PLLC

Care for Women, LLC

Career Staffing USA, Inc.

CareOne Home Health Services, Inc.

CareOne Home Health Services, Inc.

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

CareSpot of Brentwood (210 Franklin Road), LLC

CareSpot of Cool Springs (100 International Drive), LLC

CareSpot of Donelson (2372 Lebanon Road), LLC

CareSpot of Hendersonville (200 N. Anderson Lane), LLC

CareSpot of Hendersonville (280 Indian Lake Boulevard), LLC

CareSpot of Hermitage (5225 Old Hickory Boulevard), LLC

CareSpot of Lebanon (1705 West Main Street), LLC

CareSpot of Mt. Juliet (S. Mt. Juliet Road), LLC

CareSpot of Murfreesboro (1340 Broad Street), LLC

CareSpot of Nashville (2001 Glen Echo Road), LLC

CareSpot of Nashville (West End Avenue), LLC

CareSpot Professional Services of Middle Tennessee, LLC

Carlin Springs Urgent Care, LLC

Carolina Forest Imaging Manager, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Cartersville Medical Center, LLC

Cartersville Occupational Medicine Center, LLC

Cartersville Physician Practice I, LLC

Catalog360 Limited

CC Clinic, PLLC

CCBH Psychiatric Hospitalists, LLC

CCH-GP, Inc.

Cedar Creek Medical Group, LLC

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Centennial Cardiovascular Consultants, LLC

Centennial CyberKnife Center, LLC

Centennial CyberKnife Manager, LLC

Centennial Heart, LLC

Centennial Hospitalists, LLC

Centennial Neuroscience, LLC

Centennial Psychiatric Associates, LLC

Centennial Surgery Center, L.P.

Centennial Surgical Associates, LLC

Centennial Surgical Clinic, LLC

Centennial Women’s Group, LLC

Center for Advanced Diagnostics LLC

Center for Advanced Imaging, LLC

Center for Digestive Diseases, LLC

Center for Occupational Medicine, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Hospital Based Physicians, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Medical Specialists, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women’s Services, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Diagnostic Cardiology Center, LLC

Central Florida Division Practice, Inc.

Central Florida Health Services, LLC

Central Florida Imaging Services, LLC

Central Florida Management Services, LLC

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Physician Network, LLC

Central Florida Regional Hospital, Inc.

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

Central Pasco, LLC

Central San Antonio Surgical Center Investors, Ltd.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

Central Texas Cardiac Arrhythmia Physicians, PLLC

Centrum Surgery Center, Ltd.

CFC Investments, Inc.

CH Systems

Charleston CareNow Urgent Care, LLC

Chatsworth Hospital Corp.

Chattanooga ASC Acquisition, Inc.

Chattanooga ASC, LLC

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

CHC Finance Co.

CHC Holdings, Inc.

CHC Management, Ltd.

CHC Payroll Agent, Inc.

CHC Payroll Company

CHC Realty Company

CHC Venture Co.

CHCA Bayshore, L.P.

CHCA Clear Lake, L.P.

CHCA Conroe, L.P.

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.

CHCA Pearland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

CHC-El Paso Corp.

CHCK, Inc.

CHC-Miami Corp.

Chelsea Outpatient Centre LLP

Chesterfield Imaging, LLC

Chicago Grant Hospital, Inc.

Children’s Multi-Specialty Group, LLC

Chino Community Hospital Corporation, Inc.

Chippenham & Johnston-Willis Hospitals, Inc.

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Ambulatory Surgery Center, LLC

Chippenham Pediatric Specialists, LLC

Chiswick Outpatient Centre LLP

Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC

Christina Cano-Gonzalez, M.D., PLLC

Chugach PT, Inc.

Church Street Partners

Citrus Memorial Hospital, Inc.

Citrus Memorial Property Management, Inc.

Citrus Primary Care, Inc.

Citrus Specialty Group, Inc.

Citrus Surgicenter, LLC

City of San Antonio H2U Employee Health and Wellness Center, PLLC

CJW Infectious Disease, LLC

CJW Wound Healing Center, LLC

Clarksville Surgicenter, LLC

CLASC Manager, LLC

Clear Creek Surgery Center, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Family Physicians, PLLC

Clear Lake Merger, LLC

Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Regional Partner, LLC

Clear Lake Surgicare, Ltd.

Clinical Education Shared Services, LLC

ClinicServ, LLC

Clinishare, Inc.

Coastal Bend Hospital CT Services, Ltd.

Coastal Bend Hospital, Inc.

Coastal Carolina Home Care, Inc.

Coastal Carolina Multispecialty Associates, LLC

Coastal Carolina Primary Care, LLC

Coastal Healthcare Services, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Coastal Inpatient Physicians, LLC

Cobb Imaging Services, LLC

Coliseum Health Group, Inc.

Coliseum Health Group, LLC

Coliseum Medical Center, LLC

Coliseum Park Hospital, Inc.

Coliseum Primary Care Services, LLC

Coliseum Primary Healthcare - Macon, LLC

Coliseum Primary Healthcare - Riverside, LLC

Coliseum Professional Associates, LLC

Coliseum Same Day Surgery Center, L.P.

Coliseum Surgery Center, L.L.C.

College Park Ancillary, LLC

College Park Endoscopy Center, LLC

College Park Radiology, LLC

Colleton Ambulatory Care, LLC

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Colleton Otolaryngology, Head and Neck Surgery, LLC

Collier County Home Health Agency, Inc.

Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.

Colorado Health Systems, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Arlington Healthcare System, L.L.C.

Columbia ASC Management, L.P.

Columbia Bay Area Realty, Ltd.

Columbia Behavioral Health, LLC

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia Call Center, Inc.

Columbia Central Florida Division, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia Chicago Division, Inc.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Development of Florida, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Columbia Florida Group, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Health System of Arkansas, Inc.

Columbia Healthcare of Central Virginia, Inc.

Columbia Healthcare System of Louisiana, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation of West Houston

Columbia Hospital Corporation-Delaware

Columbia Hospital Corporation-SMM

Columbia Hospital-El Paso, Ltd.

Columbia Integrated Health Systems, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, LLC

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Parkridge, Inc.

Columbia Medical Group - Southern Hills, Inc.

Columbia Medical Group - Southwest Virginia, Inc.

Columbia Medical Group - The Frist Clinic, Inc.

Columbia Midtown Joint Venture

Columbia North Alaska Healthcare, Inc.

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Columbia North Hills Hospital Subsidiary, L.P.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Ogden Medical Center, Inc.

Columbia Oklahoma Division, Inc.

Columbia Palm Beach GP, LLC

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Pentagon City Hospital, L.L.C.

Columbia Physician Services - Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Primary Care, LLC

Columbia Psychiatric Management Co.

Columbia Resource Network, Inc.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia Surgicare of Augusta, Ltd.

Columbia Tampa Bay Division, Inc.

Columbia Valley Healthcare System, L.P.

Columbia West Bank Hospital, Inc.

Columbia Westbank Healthcare, L.P.

Columbia/Alleghany Regional Hospital, Incorporated

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia/HCA Healthcare Corporation of South Carolina

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA John Randolph, Inc.

Columbia/HCA Middle East Management Company

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of New Orleans, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia/HCA San Clemente, Inc.

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

Columbia-CSA/HS Greater Columbia Area Healthcare System, L.P.

Columbia-Georgia PT, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia-Quantum, Inc.

Columbia-SDH Holdings, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Columbus Doctors Hospital, Inc.

Commonwealth Perinatal Services, LLC

Commonwealth Specialists of Kentucky, LLC

Community Hospital Family Practice, LLC

Comprehensive Radiation Oncology, LLC

Comprehensive Radiology Management Services, Ltd.

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Congenital Heart Surgery Center, PLLC

Conroe Hospital Corporation

Conroe Montgomery Physicians Group, PLLC

Conroe Orthopedic Specialists, PLLC

Conroe Partner, LLC

Conroe Specialists of Texas, PLLC

Continental Division I, Inc.

Coral Springs Surgi-Center, Ltd.

CoralStone Management, Inc.

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Heart Clinic, PLLC

Corpus Christi Primary Care Associates, PLLC

Corpus Christi Psychiatric Specialists, PLLC

Corpus Christi Radiation Oncology, PLLC

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Surgicare, Inc.

COSCORP, LLC

Countryside Surgery Center, Ltd.

CP Surgery Center, LLC

CPS TN Processor 1, Inc.

Crewe Outpatient Imaging, LLC

CRMC-M, LLC

CUC, PLLC

Cumberland Medical Center, Inc.

CVMC Property, LLC

Cy-Fair Medical Center Hospital, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Dallas Cardiology Specialists, PLLC

Dallas CardioThoracic Surgery Consultants, PLLC

Dallas Hand Surgery Center, PLLC

Dallas Medical Specialists, PLLC

Dallas Neuro-Stroke Affiliates, PLLC

Dallas Pediatric Neurosurgery Specialists, PLLC

Dallas/Ft. Worth Physician, LLC

Davie Medical Center, LLC

Daytona Medical Center, Inc.

Deep Purple Investments, LLC

Del Sol Bariatric Clinic, PLLC

Delray EFL Imaging Center, LLC

Denton Cancer Center, PLLC

Denton County Hospitalist Program, PLLC

Denton Pediatric Physicians, PLLC

Denton Regional Ambulatory Surgery Center, L.P.

Denver Clinic Surgicenter, LLC

Denver Mid-Town Surgery Center, Ltd.

Denver Surgicenter, LLC

Derry ASC, Inc.

DFW Physicians Group, PLLC

Diagnostic Breast Center, Inc.

Diagnostic Mammography Services, G.P.

Diagnostic Services, G.P.

Dickson Surgery Center, L.P.

Doctors Bay Area Physician Hospital Organization

Doctors Hospital (Conroe), Inc.

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital of Augusta Neurology, LLC

Doctors Hospital of Augusta, LLC

Doctors Hospital Surgery Center, L.P.

Doctor’s Memorial Hospital of Spartanburg Limited Partnership

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

DOMC Property, LLC

Dominion Hospital Physicians’ Group, LLC

Douglasville Imaging Services, LLC

DS Real Estate Holdings, LLC

Dublin Community Hospital, LLC

Dublin Heart Specialists, LLC

Dublin Multispecialty, LLC

Dura Medical, Inc.

E.P. Physical Therapy Centers, Inc.

East Falls Cardiovascular and Thoracic Surgery, LLC

East Falls Family Medicine, LLC

East Falls Plastic Surgery, LLC

East Florida - DMC, Inc.

East Florida Behavioral Health Network, LLC

East Florida Cardiology Network, LLC

East Florida CareNow Urgent Care, LLC

East Florida Division, Inc.

East Florida Emergency Physician Group, LLC

East Florida Healthcare, LLC

East Florida Hospitalists, LLC

East Florida Imaging Holdings, LLC

East Florida Primary Care, LLC

East Houston Primary Care, PLLC

East Houston Specialists, PLLC

East Layton Internal Medicine, LLC

East Orthopedics, PLLC

East Pointe Hospital, Inc.

Eastern Idaho Brachytherapy Equipment Manager, LLC

Eastern Idaho Brachytherapy Equipment, LLC

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center Inpatient Services, LLC

Eastside Behavioral Health Associates, LLC

Eastside General Surgery, LLC

Eastside Heart and Vascular, LLC

Eastside Medical Center, LLC

Eastside Surgery Center, LLC

EASTSIDE URGENT CARE LLC

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Physician Hospital Organization, Inc.

Edward White Hospital, Inc.

EHCA Diagnostics, LLC

EHCA Eastside Occupational Medicine Center, LLC

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

EHCA West Paces, LLC

EHCA, LLC

EIRMC Hospitalist Services, LLC

El Paso CareNow Urgent Care, PLLC

El Paso Healthcare Provider Network

El Paso Healthcare System Physician Services, LLC

El Paso Healthcare System, Ltd.

El Paso Nurses Unlimited, Inc.

El Paso Primary Care, PLLC

El Paso Surgery Centers, L.P.

El Paso Surgicenter, Inc.

Eldridge Family Practitioners, PLLC

Elite Family Health of Plano, PLLC

Elite OB-GYN Services of El Paso, PLLC

Elite Orthopaedics of El Paso, PLLC

Elite Orthopaedics of Irving, PLLC

Elite Orthopaedics of Plano, PLLC

Elstree Outpatient Centre LLP

Emergency Physicians at Wesley Medical Center, LLC

Emergency Providers Group LLC

Emergency Psychiatric Medicine, PLLC

EMMC, LLC

Encino Hospital Corporation, Inc.

Endocrinology Associates of Lee’s Summit, LLC

Endoscopy of Plano, L.P.

Endoscopy Surgicare of Plano, LLC

Englewood Community Hospital Auxiliary, Inc.

Englewood Community Hospital, Inc.

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Properties, Inc.

EPIC Surgery Centers, Inc.

EPSC, L.P.

Eye Care Surgicare, Ltd., a Missouri limited partnership

Fairfax Surgical Center, L.P.

Fairview Medical Services, LLC

Fairview Park GP, LLC

Fairview Park, Limited Partnership

Fairview Partner, LLC

Family Care of E. Jackson County, LLC

Family Care Partners, LLC

Family First Medicine in Brownsville, PLLC

Family Health Medical Group of Overland Park, LLC

Family Health Specialists of Lee’s Summit, LLC

Family Medicine of Blacksburg, LLC

Family Practice at Forest Hill, LLC

Family Practice at Retreat, LLC

Family Practitioners of Montgomery, PLLC

Family Practitioners of Pearland, PLLC

Fannin MOB Property Management, LLC

Fannin MOB, LLC

Far West Division, Inc.

Fawcett Memorial Hospital, Inc.

FHAL, LLC

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Flower Mound Surgery Center, Ltd.

Focus Hand Surgicenter, LLC

Foot & Ankle Specialty Services, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Fort Chiswell Family Practice, LLC

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Fort Worth Investments, Inc.

Four Rivers Medical Center PHO, Inc.

Frankfort Hospital, Inc.

Frankfort Wound Care, LLC

Freeport Family Medicine, LLC

Fremont Women’s Health, LLC

Frisco Surgicare, LLC

Frisco Warren Parkway 91, Inc.

Frist Clinic Express, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach Anesthesia Services, LLC

G. Rowe, M.D. , PLLC

G. Schnider, M.D., PLLC

G. Voorhees, M.D., PLLC

G.P. Martin Fletcher & Associates, LLC

GA Urgentcare Holding LLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Gainesville Physicians, LLC

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Diagnostic Multicenter, Ltd.

Galen Finance, LLC

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Health Partners Limited

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Galen Hospital of Baytown, Inc.

Galen Hospital-Pembroke Pines, Inc.

Galen International Capital, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen of Aurora, Inc.

Galen of Florida, Inc.

Galen of Illinois, Inc.

Galen of Kentucky, Inc.

Galen of Mississippi, Inc.

Galen of Virginia, Inc.

Galen of West Virginia, Inc.

Galen Property, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen Virginia Hospital Corporation

Galencare, Inc.

Galendeco, Inc.

Galen-Soch, Inc.

Galichia Anesthesia Services, LLC

Galichia Emergency Physicians, LLC

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Garden Park Physician Group - Specialty Care, LLC

Garden Park Physician Group, Inc.

Gardens EFL Imaging Center, LLC

Gastroenterology Specialists of Middle Tennessee, LLC

General and Cardiovascular Surgeons of Conroe, PLLC

General Hospitals of Galen, Inc.

General Medical Clinics Limited

General Surgeons of Houston, PLLC

General Surgeons of North Richland Hills, PLLC

General Surgeons of Pasadena, PLLC

Generations Family Practice, Inc.

GenoSpace, LLC

Georgia Health Holdings, Inc.

Georgia Psychiatric Company, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

GI Associates of Denton, PLLC

GI Associates of Lewisville, PLLC

Glemm SA

GME Services of Osceola, LLC

Good Samaritan Hospital, L.P.

Good Samaritan Hospital, LLC

Good Samaritan Surgery Center, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grace Family Practice, LLC

Gramercy Eye Surgicenter, LLC

Gramercy Surgery Center, Ltd.

Grand Strand Regional Medical Center, LLC

Grand Strand Senior Health Center, LLC

Grand Strand Specialty Associates, LLC

Grand Strand Surgical Specialists, LLC

Grandview Health Care Clinic, LLC

Grant Center Hospital of Ocala, Inc.

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Greater Houston Preferred Provider Option, Inc.

Greater Tampa Bay Physician Network, LLC

Greater Tampa Bay Physician Specialists, LLC

Greater Tampa Bay Physicians - Pinellas, LLC

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

Greenview PrimeCare, LLC

Greenview Specialty Associates, LLC

Gulf Coast Division, Inc.

Gulf Coast Electrophysiology Associates, PLLC

Gulf Coast Inpatient Specialists, LLC

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Medical Ventures, Inc.

Gulf Coast Multispecialty Services, LLC

Gulf Coast Physician Administrators, Inc.

Gulf Coast Provider Network, Inc.

Gwinnett Community Hospital, Inc.

Gynecology Specialists of Utah, LLC

GYN-Oncology of Southwest Virginia, LLC

H.H.U.K., Inc.

H2U Wellness Centers — Conroe ISD, PLLC

H2U Wellness Centers — Corpus Christi, PLLC

H2U Wellness Centers — Clear Lake Regional Medical Center, PLLC

H2U Wellness Centers — Conroe Regional Medical Center, PLLC

H2U Wellness Centers - Del Sol Medical Center, PLLC

H2U Wellness Centers — El Paso, PLLC

H2U Wellness Centers - Las Palmas Medical Center, PLLC

H2U Wellness Centers - Medical City Dallas, PLLC

H2U Wellness Centers — PISD, PLLC

H2U Wellness Centers — San Benito CISD, PLLC

H2U Wellness Centers - St. David’s Medical Center, PLLC

H2U Wellness Centers, LLC

Hamilton Memorial Hospital, Inc.

Hamsard 3160 Limited

Harley Street Clinic @ The Groves LLP

Hathor Chelsea, Ltd.

HBP Lone Star, Inc.

HCA - Information Technology & Services, Inc.

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA - IT&S PBS Field Operations, Inc.

HCA - IT&S TN Field Operations, Inc.

HCA - Raleigh Community Hospital, Inc.

HCA - Viera ALF, LLC

HCA - WHS Progressive, LLC

HCA - WHS Services, LLC

HCA American Finance LLC

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

HCA Carenow Limited

HCA Central Group, Inc.

HCA Central/West Texas Physicians Management, LLC

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Finance, LP

HCA Global Capital LLP

HCA Health Services of California, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Georgia, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Miami, Inc.

HCA Health Services of Midwest, Inc.

HCA Health Services of New Hampshire, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Texas, Inc.

HCA Health Services of Virginia, Inc.

HCA Health Services of West Virginia, Inc.

HCA Healthcare UK Limited

HCA Holdco, LLC

HCA Human Resources, LLC

HCA Imaging Services of North Florida, Inc.

HCA International Holdings Limited

HCA International Limited

HCA LewisGale Regional Cancer Centers Clinical Co-Management Company, LLC

HCA Long Term Health Services of Miami, Inc.

HCA Luxembourg 1 Sarl

HCA Luxembourg 2 Sarl

HCA Luxembourg Equities Sàrl

HCA Luxembourg Finance Limited

HCA Luxembourg Investments Sàrl

HCA Management Services, L.P.

HCA Medical City Limited

HCA Medical Services, Inc.

HCA Midwest Comprehensive Care, Inc.

HCA Outpatient Clinic Services of Miami, Inc.

HCA Outpatient Imaging Services Group, Inc.

HCA Patient Safety Organization, LLC

HCA Pearland GP, Inc.

HCA Physician Services, Inc.

HCA Plano Imaging, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

HCA Purchasing Limited

HCA Realty, Inc.

HCA Richmond Cardiac Clinical Co-Management Company, LLC

HCA Sarasota Orthopedic and Spine Clinical Co-Management Company, LLC

HCA SF LLC

HCA SFB 1 LLC

HCA Squared, LLC

HCA Staffing Limited

HCA Swiss Capital 1 LLP

HCA Swiss Capital 2 LLP

HCA Switzerland Finance GmbH

HCA Switzerland Holding Sàrl

HCA Switzerland Limited

HCA UK Capital Limited

HCA UK Holdings Limited

HCA UK Investments Limited

HCA UK Limited

HCA UK Services Limited

HCA Wesley Rehabilitation Hospital, Inc.

HCA Western Group, Inc.

HCA-Access Healthcare Holdings, LLC

HCA-Access Healthcare Partner, Inc.

HCA-California Urgent Care Holdings, LLC

HCA-EmCare Holdings, LLC

HCA-EMS Holdings, LLC

HCA-Georgia Urgent Care Holdings, LLC

HCA-HBPS Holdings, LLC

HCA-HealthONE LLC

HCAPS Anesthesia Manager, LLC

HCAPS Conroe Affiliation, Inc.

HCA-Solis Holdings, Inc.

HCA-Solis Mammography Service Holdings of Gulf Coast, LLC

HCA-Solis Mammography Service Holdings of North Texas, LLC

HCA-Solis Mammography Services, LLC

HCA-Solis Master, LLC

HCA-Urgent Care Holdings, LLC

HCOL, Inc.

HD&S Corp. Successor, Inc.

HDH Thoracic Surgeons, LLC

Healdsburg General Hospital, Inc.

Health Care Indemnity, Inc.

Health Insight Capital, LLC

Health International Billing Partners Limited

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

Health Partners of Kansas, Inc.

Health Service Partners, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Health to You, LLC

Healthcare Oklahoma, Inc.

Healthcare Sales National Management Services Group, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

HealthCoast Physician Group, LLC

Healthnet of Kentucky, LLC

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE Care Partners, LLC

HealthONE CareNow Urgent Care, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Bariatric Medicine, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cancer Care LLC

HealthONE Clinic Services - Cancer Specialties, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Oncology Hematology, LLC

HealthONE Clinic Services - Orthopedic Specialists, LLC

HealthONE Clinic Services - Otolaryngology Specialists, LLC

HealthONE Clinic Services - Pediatric Cardiovascular Surgery, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Spine Specialists, LLC

HealthONE Clinic Services - Spine Surgeons LLC

HealthONE Clinic Services - Surgery Neurological, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services - Transplant Services, LLC

HealthONE Clinic Services - Women’s Services, LLC

HealthONE Clinic Services - Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthOne Heart Care LLC

HealthONE High Street Primary Care Center, LLC

HealthONE Institutes for Clinical Research, LLC

HealthONE IRL Pathology Services, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Ridge View Endoscopy Center, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

Healthserv Acquisition, LLC

HealthTrust Europe Company Limited

HealthTrust Europe LLP

HealthTrust Locums, Inc.

Healthtrust MOB Tennessee, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust Utah Management Services, Inc.

HealthTrust Workforce Solutions, LLC

Healthtrust, Inc. - The Hospital Company

Healthtrust, Inc. - The Hospital Company

Heart of America ASC, LLC

Heart of America Surgicenter, LLC

Heart Specialist of North Texas, PLLC

Heartcare of Texas, Ltd.

Hearthstone Home Health, Inc.

Heartland Women’s Group at Wesley, LLC

Heathrow Imaging, LLC

Heathrow Internal Medicine, LLC

Hendersonville Hospital Corporation

Hendersonville Hospitalist Services, Inc.

Hendersonville OB/GYN, LLC

Hendersonville ODC, LLC

Hendersonville Primary Care, LLC

Henrico Doctors Hospital - Forest Campus Property, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Doctor’s OB GYN Specialists, LLC

Henrico Surgical Specialists, LLC

Heritage Family Care, LLC

Heritage Hospital, Inc.

Heritage Medical Care, LLC

Hermitage Primary Care, LLC

HHNC, LLC

HICCH-SCL, LLC

Hidalgo County Family Practitioners, PLLC

Hidden Lakes Health Center, PLLC

hInsight - NX, LLC

hInsight-Airstrip Holdings, LLC

hInsight-BMA Holdings, LLC

hInsight-Customer Care Holdings, LLC

hInsight-Digital Reasoning Holdings, LLC

hInsight-Healthbox Holdings, LLC

hInsight-I2 Holdings, LLC

hInsight-InVivoLink Holdings, LLC

hInsight-Loyale Healthcare Holdings, LLC

hInsight-LS Holdings, LLC

hInsight-Mobile Heartbeat Holdings, LLC

hInsight-Procured Holdings, LLC

hInsight-PWS I Holdings, LLC

Hip & Joint Specialists of North Texas, PLLC

HM Acquisition, LLC

HM OMCOS, LLC

Holly Hill/Charter Behavioral Health System, L.L.C.

Homecare North, Inc.

Hometrust Management Services, Inc.

Horizon Orthopedics, LLC

Horizon Surgical, LLC

Hospital Corp., LLC

Hospital Corporation of America

Hospital Corporation of Lake Worth

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

Hospital Partners Merger, LLC

Hospital Realty Corporation

Hospital-Based CRNA Services, Inc.

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Fairview Park, LLC

Hospitalists at Greenview Regional Hospital, LLC

Hospitalists at Horizon Medical Center, LLC

Hospitalists at Parkridge, LLC

Hospitalists at StoneCrest, LLC

Hospitalists at Wesley Medical Center, LLC

Hospitalists of the Wabash Valley, LLC

Houston - PPH, LLC

Houston CareNow Urgent Care, PLLC

Houston Healthcare Holdings, Inc.

Houston Northwest Concessions, L.L.C.

Houston Northwest Operating Company, L.L.C.

Houston Northwest Surgical Partners, Inc.

Houston NW Manager, LLC

Houston Obstetrics and Gynecology for Women, PLLC

Houston Pediatric Specialty Group, PLLC

Houston Urologic Surgicenter, LLC

Houston Woman’s Hospital Partner, LLC

HPG Energy, L.P.

HPG Enterprises, LLC

HPG GP, LLC

HPG Solutions, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Gulf Coast, Inc.

HTI Health Services of North Carolina, Inc.

HTI Hospital Holdings, Inc.

HTI Memorial Hospital Corporation

HTI MOB, LLC

HTI Physician Services of Utah, Inc.

HWCA, PLLC

ICC Healthcare, LLC

Idaho Behavioral Health Services, LLC

Idaho Physician Services, Inc.

Illinois Psychiatric Hospital Company, Inc.

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Imaging Services of Roanoke, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

Independence Neurosurgery Services, LLC

Independence Regional Medical Group, LLC

Independence Surgicare, Inc.

Indian Path Hospital, Inc.

Indian Path, LLC

Indianapolis Hospital Partner, LLC

Institute for Women’s Health and Body, LLC

Institute of Advanced ENT Surgery, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories Pathology Services, LLC

Integrated Regional Laboratories, LLP

Intensive Care Consortium, Inc.

Internal Medicine Associates of Huntsville, PLLC

Internal Medicine Associates of Southern Hills, LLC

Internal Medicine of Blacksburg, LLC

Internal Medicine of Pasadena, PLLC

Internist Associates of Houston, PLLC

InVivoLink, Inc.

IRL Pathology Services MidAmerica, LLC

J. M. Garcia, M.D., PLLC

Jackson County Medical Group, LLC

Jackson County Pulmonary Medical Group, LLC

Jacksonville CareNow Urgent Care, LLC

Jacksonville Multispecialty Services, LLC

Jacksonville Specialists, LLC

Jacksonville Surgery Center, Ltd.

James River Internists, LLC

JCSH, LLC

JCSHLP, LLC

JDGC Management, LLC

Jeffersonville MediVision, Inc.

JFK Internal Medicine Faculty Practice, LLC

JFK Medical Center Limited Partnership

JFK Occupational Medicine, LLC

JFK Real Properties, Ltd.

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Johnson County Surgicenter, L.L.C.

Jordan Family Health, L.L.C.

JPM AA Housing, LLC

Jupiter EFL Imaging Center, LLC

JV Investor, LLC

Kansas CareNow Urgent Care, LLC

Kansas City Cardiac Arrhythmia Research LLC

Kansas City Gastroenterology & Hepatology Physicians Group, LLC

Kansas City Neurology Associates, LLC

Kansas City Perfusion Services, Inc.

Kansas City Pulmonology Practice, LLC

Kansas City Surgery Center Properties, LLC

Kansas City Vascular & General Surgery Group, LLC

Kansas City Women’s Clinic Group, LLC

Kansas Healthserv, LLC

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Kathy L. Summers, M.D., PLLC

Katy Medical Center, Inc.

KC Pain ASC, LLC

KC Surgicare, LLC

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center, LLC

Kendall Regional Primary and Urgent Care, LLC

Kendall Regional Urgent Care, LLC

Kendall Vascular Surgery, LLC

Kennedale Primary Care PLLC

Kentucky Cardiopulmonary Interpretation Services, LLC

Kingsley Family Care, LLC

Kingwood Multi-Specialty Group, PLLC

Kingwood Surgery Center, LLC

Kissimmee Surgicare, Ltd.

KPH-Consolidation, Inc.

Kyle Primary Care, PLLC

L E Corporation

LAD Imaging, LLC

Lafayette OB Hospitalists, LLC

Lafayette Surgery Center Limited Partnership

Lafayette Surgicare, Inc.

Lafayette Urogynecology & Urology Center, LLC

Lake City Imaging, LLC

Lake City Regional Medical Group, LLC

Lake Forest Family Health, PLLC

Lake Forest Utility, LLC

Lake Nona Hospital, Inc.

Lakeside Radiology, LLC

Lakeside Women’s Services, LLC

Lakeview Cardiology Specialists, LLC

Lakeview Hospital Physician Services, LLC

Lakeview Internal Medicine, LLC

Lakeview Medical Center, LLC

Lakeview Neurosurgery Clinic, LLC

Lakeview Professional Billing, LLC

Lakeview Regional Medical Center Inpatient Services, LLC

Lakeview Regional Physician Group, LLC

Lakeview Urology & General Surgery, LLC

Lakewood Surgicare, Inc.

Laredo Medco, LLC

Largo Medical Center, Inc.

Largo Physician Group, LLC

Las Colinas Primary Care, PLLC

Las Colinas Surgery Center, Ltd.

Las Encinas Hospital

Las Palmas Del Sol Cardiology, PLLC

Las Palmas Del Sol Internal Medicine, PLLC

Las Palmas Del Sol Urgent Care, PLLC

Las Vegas ASC, LLC

Las Vegas Physical Therapy, Inc.

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd., a Nevada Limited Partnership

Laurel Grove Surgery Center, LLC

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Healthcare Specialists, LLC

Lawnwood Medical Center, Inc.

Layton Family Practice, LLC

Leaders in Oncology Care Limited

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Lee’s Summit Family Care, LLC

Lee’s Summit Urgent Care, LLC

Leslie Cohan, M.D., PLLC

Lewis Gale Physicians Specialists, LLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

Lewisville Primary Care, PLLC

Lewisville Surgicare, LLC

LGMC Ambulatory Surgery Center, LLC

Lincoln Surgery Center, LLC

Live Oak Immediate Care Center, LLC

LOC @ The Christie LLP

LOC @ The London Bridge Hospital LLP

LOC Partnership LLP

London Oncology Clinic LLP

London Pathology Limited

London Radiography & Radiotherapy Services Limited

Lone Peak Hospital, Inc.

Lone Star Intensivists at Gulf Coast, PLLC

Lonestar Provider Network

Longview Regional Physician Hospital Organization, Inc.

Lorain County Surgery Center, Ltd.

Los Gatos Surgical Center, a California Limited Partnership

Los Robles Regional Medical Center

Los Robles Regional Medical Center MOB, LLC

Los Robles SurgiCenter, LLC

Loudoun Surgery Center, L.P.

Loudoun Surgery Center, LLC

Louisiana Psychiatric Company, Inc.

Loveland Surgicenter, LLC

Low Country Health Services, Inc. of the Southeast

Lowry Surgery Center, LLC

LPN TeleBehavioral Health, PLLC

M & M of Ocala, Inc.

M. Jamshidi, D.O., PLLC

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC

Macon Psychiatric Hospitalists, LLC

Madison Behavioral Health, LLC

Madison Internal Medicine, LLC

Mainland Family Medicine, PLLC

Mainland Multi-Specialty Group, PLLC

Mainland Primary Care Physicians, PLLC

Management Services Holdings, Inc.

Management Services of the Virginias, Inc.

Manatee Surgicare, Ltd.

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

Mark Gottesman, M.D., PLLC

Martin Fletcher Associates Holdings, Inc.

Martin, Fletcher & Associates, L.P.

Mary Alice Cowan, M.D., PLLC

Maternal Fetal Medicine Specialists of Corpus Christi, PLLC

Maternal Fetal Services of Utah, LLC

Maury County Behavioral Health, LLC

Mayhill Cancer Center, LLC

MCA Investment Company

MCA-CTMC Holdings, LLC

McAllen Comprehensive Upper Extremity Center, PLLC

McKinney Surgeons, PLLC

McMinnville Cardiology, LLC

MEC Endoscopy, LLC

Mechanicsville Imaging, LLC

Mecklenburg Surgical Land Development, Ltd.

Med City Dallas Outpatient Surgery Center, L.P.

Med Corp., Inc.

Med Group - Southern Hills Hospitalists, LLC

Med-Center Hosp./Houston, Inc.

MedFirst, Inc.

Medi Flight of Oklahoma, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Associates of Ocala, LLC

Medical Care America Colorado, LLC

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Care Surgery Center, Inc.

Medical Center - West, Inc.

Medical Center Imaging, Inc.

Medical Center of Baton Rouge, Inc.

Medical Center of Plano Partner, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Center of Southwest Florida, LLC

Medical Center Surgery Associates, L.P.

Medical Centers of Oklahoma, LLC

Medical City Dallas Hospital, Inc.

Medical City Dallas Partner, LLC

Medical City Dallas Primary Care, PLLC

Medical City OB-GYN, PLLC

Medical City Pediatrics, PLLC

Medical City Surgery Center of Alliance, LLC

Medical City Surgery Center of Frisco, LLC

Medical City Surgery Center of Lewisville, LLC

Medical City Transplant, PLLC

Medical Corporation of America

Medical Group - Dickson, Inc.

Medical Group - Southern Hills of Brentwood, LLC

Medical Group - Southern Hills of Nolensville, LLC

Medical Group - StoneCrest FP, Inc.

Medical Group - Stonecrest Pulmonology, LLC

Medical Group - StoneCrest, Inc.

Medical Group - Summit, Inc.

Medical Imaging of Colorado LLC

Medical Imaging, Inc.

Medical Office Buildings of Kansas, LLC

Medical Oncology Associates, LLC

Medical Partners of North Florida, LLC

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Medical Specialties, Inc.

MediCredit, Inc.

MediPurchase, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Med-Point of New Hampshire, Inc.

Memorial Family Practice Associates, LLC

Memorial Health Primary Care at St. Johns Bluff, LLC

Memorial Healthcare Group, Inc.

Memorial Neurosurgery Group, LLC

Memorial Satilla Specialists, LLC

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

Mercy ASC, LLC

Metairie Primary Care Associates, LLC

Methodist Ambulatory Surgery Center of Boerne, LLC

Methodist Cardiology Physicians

Methodist CareNow Physician Associates

Methodist CareNow Urgent Care, PLLC

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Inpatient Management Group

Methodist Medical Center ASC, L.P.

Methodist Physician Alliance

Methodist Physician Practice Services, LLC

Methodist Physician Practices, PLLC

Metroplex Surgicenters, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

MFA G.P., LLC

MFM Fact, PLLC

MGH Medical, Inc.

MH Anesthesiology Physicians, LLC

MH Angel Medical Center, LLLP

MH Asheville Specialty Hospital, LLC

MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Hospital Holdings, Inc.

MH Hospital Manager, LLC

MH Master Holdings, LLLP

MH Master, LLC

MH McDowell Imaging, LLLP

MH Mission Hospital McDowell, LLLP

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Physician Services, LLC

MH Transylvania Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Miami Beach EFL Imaging Center, LLC

Miami Beach Healthcare Group, Ltd.

Miami Dade Surgical Specialists, LLC

Miami Lakes Surgery Center, Ltd.

Miami-Dade Cardiology Consultants, LLC

Michael Mann, M.D., PLLC

MidAmerica Division, Inc.

MidAmerica Oncology, LLC

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Mid-Cities Surgi-Center, Inc.

Mid-Continent Health Services, Inc.

Middle Georgia Hospital, LLC

Middle Georgia Urgent Care Services, LLC

Middle Tennessee Neurology LLC

Midtown Diagnostics, LLC

Midwest Cardiology Specialists, LLC

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division - ACH, LLC

Midwest Division - CMC, LLC

Midwest Division - LRHC, LLC

Midwest Division - LSH, LLC

Midwest Division - MCI, LLC

Midwest Division - MMC, LLC

Midwest Division - OPRMC, LLC

Midwest Division - PFC, LLC

Midwest Division - RBH, LLC

Midwest Division - RMC, LLC

Midwest Division Spine Care, LLC

Midwest Doctor’s Group, LLC

Midwest Heart & Vascular Specialists, LLC

Midwest Holdings, Inc.

Midwest Infectious Disease Specialists, LLC

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Midwest Oncology Associates, LLC

Midwest Trauma Services, LLC

Midwest Women’s Healthcare Specialists, LLC

Mikrod Services, Inc.

Mill Creek Outpatient Services, LLC

Millenium Health Care of Oklahoma, Inc.

Mira Healthcare, LLC

Mission Bay Memorial Hospital, Inc.

Missouri Healthcare System, L.P.

MMC Sleep Lab Management, LLC

Mobile Corps., Inc.

Mobile Heartbeat, LLC

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

Montgomery Surgery Associates, LLC

MOSC Sports Medicine, Inc.

Mountain Division - CVH, LLC

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View MRI Associates, Ltd.

Mountain West Surgery Center, LLC

MountainStar Behavioral Health, LLC

MountainStar Brigham General Surgery, LLC

Mountainstar Brigham OBGYN, LLC

MountainStar Canyon Surgical Clinic, LLC

MountainStar Cardiology Ogden Regional, LLC

MountainStar Cardiology St. Marks, LLC

Mountainstar Cardiovascular Services, LLC

MountainStar Intensivist Services, LLC

MountainStar Medical Group - Cache Valley, LLC

MountainStar Medical Group - Ogden Regional Medical Center, LLC

MountainStar Medical Group - St. Mark’s Hospital, LLC

MountainStar Medical Group Neurosurgery-St. Mark’s, LLC

MountainStar Medical Group Timpanogos Primary Care, LLC

MountainStar Medical Group Timpanogos Specialty Care, LLC

Mountainstar Ogden Pediatrics, LLC

MountainStar Specialty Services, LLC

MountainStar Urgent Care, LLC

MountainView GME Primary Care, LLC

MOVCO, Inc.

Movement Disorders of North Texas, PLLC

MP Management, LLC

MRT&C, Inc.

MSL Acquisition, LLC

Mt. Ogden Utah Surgical Center, LLC

MVH Professional Services, LLC

Nashville Psychiatric Company, Inc.

Nashville Shared Services General Partnership

Nashville Surgicenter, LLC

Natchez Medical Associates, LLC

Natchez Surgery Center, LLC

National Association of Senior Friends

National Contact Center Management Group, LLC

National Patient Account Services, Inc.

National Transfer Center Management Services, LLC

Navarro Memorial Hospital, Inc.

NeighborMD Management, LLC

Network Management Services, Inc.

Network MS of Florida, Inc.

Neuro Affiliates Company

Neuro-Hospitalist of Clear Lake, PLLC

NeuroHospitalist of McAllen, PLLC

Neurological Eye Specialists of North Texas, PLLC

Neurological Specialists of McKinney, PLLC

Neurological Specialists, PLLC

Neurology Associates of Hendersonville, LLC

Neurology Associates of Kansas, LLC

Neurosurgery Atlanta, LLC

Neurosurgery of Kingwood, PLLC

Neurosurgical Associates of North Texas, PLLC

Neurosurgical Specialists of El Paso, PLLC

Neurosurgical Specialists of North Texas, PLLC

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

Nevada Urgent Care Holdings, Inc.

New Iberia Healthcare, LLC

New Iberia Holdings, Inc.

New Port Richey Hospital, Inc.

New Port Richey Surgery Center, Ltd.

New Rose Holding Company, Inc.

Niceville Family Practice, LLC

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Augusta Rehab Health Center, LLC

North Austin Plastic Surgery Associates, PLLC

North Austin Surgery Center, L.P.

North Brandon Imaging, LLC

North Central Florida Health System, Inc.

North Central Methodist ASC, L.P.

North Charleston Diagnostic Imaging Center, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Immediate Care Center, Inc.

North Florida Neurosurgery, LLC

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Physicians, LLC

North Florida Radiation Oncology, LLC

North Florida Regional Company Care, LLC

North Florida Regional Freestanding Surgery Center, L.P.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Florida Regional Psychiatry, LLC

North Florida Regional Trauma, LLC

North Florida Rehab Investments, LLC

North Florida Surgical Associates, LLC

North Georgia Primary Care Group, LLC

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Orthopaedic Surgeons, PLLC

North Hills Surgicare, L.P.

North Houston - TRMC, LLC

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center, LLC

North Palm Beach County Surgery Center, LLC

North River Physician Network, LLC

North Shore Specialists of Texas, PLLC

North Suburban Spine Center, L.P.

North Suburban Surgery Center, L.P.

North Tampa Imaging, LLC

North Texas - MCA, LLC

North Texas Cardiology, PLLC

North Texas Craniofacial Fellowship Program, PLLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Geriatrics, PLLC

North Texas Heart Surgery Center, PLLC

North Texas Internal Medicine Specialists, PLLC

North Texas Medical Center, Inc.

North Texas Neuro Stroke OP, PLLC

North Texas of Hope, PLLC

North Texas Pulmonary Critical Care, PLLC

North Texas Sports and Orthopedics Center, PLLC

North Texas Stroke Center, PLLC

North Transfer Center, LLC

Northeast Florida Cancer Services, LLC

Northeast Methodist Surgicare, Ltd.

Northeast PHO, Inc.

Northern Utah Healthcare Corporation

Northern Utah Healthcare Imaging Holdco, LLC

Northern Utah Imaging, LLC

Northern Virginia CareNow Urgent Care, LLC

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Northern Virginia Surgicenter, LLC

Northlake Medical Center, LLC

Northlake Physician Practice Network, Inc.

Northlake Surgical Center, L.P.

Northlake Surgicare, Inc.

Northside MRI, Inc.

Northwest Fla. Home Health Agency, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC

Northwest Medical Center, Inc.

Notami (Opelousas), Inc.

Notami Hospitals of Florida, Inc.

Notami Hospitals of Louisiana, Inc.

Notami Hospitals of Missouri, Inc.

Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NPAS Solutions, LLC

NPAS, Inc.

NT Urgent Care, PLLC

NTGP, LLC

NTMC Ambulatory Surgery Center, L.P.

NTMC Management Company

NTMC Venture, Inc.

Nuclear Diagnosis, Inc.

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Oakwood Surgery Center, Ltd., LLP

OB Hospitalists of Woman’s Hospital, PLLC

OB/Gyn Associates of Denton, PLLC

OB/GYN of Brownsville, PLLC

OBS Diagnostic and Treatment Centre LLP

Ocala Health Company Care, LLC

Ocala Health Imaging Services, LLC

Ocala Health Primary Care, LLC

Ocala Health Surgical Group, LLC

Ocala Health Trauma, LLC

Ocala Regional Outpatient Services, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

Occupational and Family Medicine of South Texas

Occupational Health Services of PRH, LLC

ODP Holdings, LLC

ODP Manager, LLC

ODP Properties, LLC

Ogden Imaging, LLC

Ogden Internal Medicine & Urology, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Ogden Tomotherapy Manager, LLC

Ogden Tomotherapy, LLC

OHH Imaging Services, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Oklahoma Holding Company, LLC

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Physicians - Medical Specialties LLC

Oklahoma Physicians - Obstetrics and Gynecology LLC

Oklahoma Physicians - Primary Care LLC

Oklahoma Physicians - Surgical Specialties LLC

Oklahoma Surgicare, Inc.

Old Fort Village, LLC

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

OneSourceMed, Inc.

Online Pathology Services Limited

On-Site Primary Care, PLLC

OPRMC-HBP, LLC

Orange County Healthcare, LLC

Orange Park Hospitalists, LLC

Orange Park Medical Center, Inc.

Orlando CareNow Urgent Care, LLC

Orlando Outpatient Surgical Center, Inc.

Orlando Outpatient Surgical Center, Ltd.

Orlando Surgicare, Ltd.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Orthopedic Hospital, Ltd.

Orthopedics Specialists, LLC

Osceola Neurological Associates, LLC

Osceola Physician Network, LLC

Osceola Regional Hospital, Inc.

Osceola Regional Hospitalists, LLC

Osceola Surgical Associates, LLC

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient GP, LLC

Outpatient LP, LLC

Outpatient Services - LAD, LLC

Outpatient Services Holdings, Inc.

Outpatient Surgical Services, Ltd.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Oviedo Medical Center, LLC

Ozarks Medical Services, Inc.

P&L Associates

P/SL Hyperbaric Partnership

Pacific Partners Management Services, Inc.

Palm Beach EFL Imaging Center, LLC

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palmer Medical Center, LLC

Palms West Gastroenterology, LLC

Palms West Hospital Limited Partnership

Palms West Surgery Center, Ltd.

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon SDS, Inc.

Paragon Surgery Centers of Texas, Inc.

Paragon WSC, Inc.

Parallon Business Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Park Central Surgical Center, Ltd.

Park Ridge Surgery Center, LLC

Park South Imaging Center, Ltd.

Park View Insurance Company

Parkersburg SJ Holdings, Inc.

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Parkland Physician Services, Inc.

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Parkway Cardiac Center, Ltd.

Parkway Hospital, Inc.

Parkway Surgery Services, Ltd.

Parthenon Insurance Company, Limited

Pasadena Bayshore Hospital, Inc.

PatientKeeper, Inc.

Patients First Neurology, LLC

Pavilion 2 Condominium Property, LLC

Pavilion 2 Medical Office Building Condominium Association, Inc.

Pavilion Surgicenter, LLC

Pearland Institute for Women’s Health, PLLC

Pearland Partner, LLC

Pediatric Anesthesia Consultants of San Antonio, PLLC

Pediatric Cardiac Intensivists of North Texas, PLLC

Pediatric Critical Care of Clear Lake, PLLC

Pediatric Hospitalists of Conroe, PLLC

Pediatric Intensivist Group, LLC

Pediatric Intensivists of El Paso, PLLC

Pediatric Intensivists of North Texas, PLLC

Pediatric Specialists of Clear Lake, PLLC

Pediatric Specialty Clinic LLC

Pediatric Surgicare, Inc.

Pediatrics of Greater Houston, PLLC

Pensacola Primary Care, Inc.

PET CT LLP

Physician Associates of Corporate Woods, LLC

Physicians Ambulatory Surgery Center, LLC

Pinellas Medical, LLC

Pinnacle Physician Network, LLC

Pioneer Medical, LLC

Plains Healthcare System, Inc.

Plano Ambulatory Surgery Associates, L.P.

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plano Surgery Center - GP, LLC

Plano Surgery Center Real Estate, LLC

Plano Surgicenter Real Estate Manager, LLC

Plano Urology, PLLC

Plantation General Hospital, L.P.

Plaza Medical Specialists, PLLC

Plaza Primary Care, PLLC

Plaza Specialty Hospital, LLC

Plaza Transplant Center, PLLC

PMM, Inc.

Podiatry of Clear Lake, PLLC

POH Holdings, LLC

Poinciana Medical Center, Inc.

Port St. Lucie Surgery Center, Ltd.

Portland Primary Care, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Preferred Hospitals, Inc.

Preferred Works WC, LLC

Premier ASC, LLC

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Primary Care of West End, LLC

Primary Care Plano, PLLC

Primary Care Services of Orlando, LLC

Primary Care South, PLLC

Primary Care West, PLLC

Primary Health Asset Holdings, Ltd.

Primary Health Group, Inc.

Primary Health Network of South Texas

Primary Health Physicians, PLLC

Primary Health, Inc.

Primary Medical Management, Inc.

Proaxis Therapy HealthOne LLC

Provident Professional Building Condominium Association, Inc.

PSG Delegated Services, LLC

Psychiatry Services of Osceola, LLC

PTS Solutions, LLC

Pulaski Community Hospital, Inc.

Pulaski Urology, LLC

Pulmonary Renal Intensivist Group, LLC

Putnam Community Medical Center of North Florida, LLC

Putnam Hospital, Inc.

Putnam Radiation Oncology Manager, LLC

Putnam Radiation Oncology, LLC

Putnam Surgical Group, LLC

Quantum/Bellaire Imaging, Ltd.

Quick Care Centers, LLC

Quivira Internal Medicine, Inc.

Radford Family Medicine, LLC

Radiation Oncology Center of Thornton, LLC

Radiation Oncology Manager, LLC

Raleigh Community Medical Office Building, Ltd.

Rapides After Hours Clinic, L.L.C.

Rapides Healthcare System, L.L.C.

Rapides Regional Physician Group Primary Care, LLC

Rapides Regional Physician Group Specialty Care, LLC

Rapides Regional Physician Group, LLC

Rapides Surgery Center, LLC

Raulerson Gastroenterology, LLC

Raulerson GYN, LLC

Raulerson Primary Care, LLC

Raymore Medical Group, LLC

RCH, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Red Rocks Surgery Center, LLC

Redmond Anesthesia Services, LLC

Redmond Hospital Services, LLC

Redmond Neurosurgery, LLC

Redmond Park Health Services, Inc.

Redmond Park Hospital, LLC

Redmond Physician Practice Company

Redmond Specialty Services, LLC

Regional Hospital Healthcare Partners, LLC

Research Cardiology Associates, LLC

Research Family Physicians, LLC

Research Internal Medicine, LLC

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Research Psychiatric - 1500, LLC

Reston Hospital Center, LLC

Reston Hospitalists, LLC

Reston Surgery Center, L.P.

Retreat Cardiology, LLC

Retreat Hospital, LLC

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

RHA MSO, LLC

Rhodes Limited-Liability Company

Richmond Imaging Employer Corp.

Richmond Multi-Specialty, LLC

Richmond Pediatric Surgeon’s, LLC

Ridgeline Surgicenter, LLC

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Valley Cardiology, PLLC

Rio Grande Valley Urology, PLLC

Riverside CyberKnife Manager, LLC

Riverside CyberKnife, LLC

Riverside Healthcare System, L.P.

Riverside Holdings, Inc.

Riverside Hospital, Inc.

Riverside Imaging, LLC

Riverwalk ASC, LLC

RMC - Pulmonary, LLC

RMC Transplant Physicians, LLC

RMCA Professionals Mgmt, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Roanoke Valley Gynecology, LLC

Robotic Radiosurgery LLP

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

Rome Imaging Center Limited Partnership

Roodlane Medical Limited

Rose Ambulatory Surgery Center, L.P.

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Round Rock Hospital, Inc.

Round Rock Trauma Surgeons, PLLC

Royal Oaks Surgery Center, L.P.

S.A. Medical Center, Inc.

Sahara Outpatient Surgery Center, Ltd.

Salem Hospitalists, LLC

Salem Surgery Center, Limited Partnership

Salt Lake City Surgicare, Inc.

Samaritan, LLC

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

San Antonio Surgicenter, LLC

San Bernardino Imaging, LLC

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose Pathology Outreach, LLC

San Jose, LLC

San Marcos ASC, LLC

San Marcos Surgicenter, LLC

Sante Fe Family Practitioners, PLLC

SAPN, LLC

Sarah Cannon Development Innovations, LLC

Sarah Cannon Research Institute UK Limited

Sarah Cannon Research Institute, LLC

Sarasota Doctors Hospital, Inc.

Savannah Behavioral Health Associates, LLC

Savannah Health Network, LLC

Savannah Health Services, LLC

Savannah Inpatient Services, LLC

Savannah Multispecialty Associates, LLC

Savannah Pediatric Care, LLC

Savannah Primary Care Associates, LLC

Schrader Surgicenter, LLC

SCRI Global Services Limited

SCRI Holdings, LLC

SCRI Scientifics, LLC

Sebring Health Services, LLC

Selma Medical Center Hospital, Inc.

Senior Health Associates, LLC

Short Pump Imaging, LLC

Signal Mountain Primary Care, LLC

Silicon Valley Health Holdings, LLC

Silicon Valley Surgery Center, L.P.

Silicon Valley Surgicenter, LLC

SJMC, LLC

Sky Ridge Spine Manager, LLC

Sky Ridge Surgery Center, L.P.

Sky Ridge Women’s Center, LLC

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Rehab Associates, LLC

Skyline Riverside Medical Group, LLC

Skyline Specialty Associates, LLC

SMCH, LLC

Smith Laboratories, Inc.

Solis Mammography at Bayshore Medical Center, LLC

Solis Mammography at Clear Lake Regional Medical Center, LLC

Solis Mammography at Conroe Regional Medical Center, LLC

Solis Mammography at Denton Regional Medical Center, LLC

Solis Mammography at Kingwood Medical Center, LLC

Solis Mammography at Las Colinas Medical Center, LLC

Solis Mammography at Medical Center Alliance, LLC

Solis Mammography at Medical Center Arlington, LLC

Solis Mammography at Medical Center of Lewisville, LLC

Solis Mammography at Medical Center of McKinney, LLC

Solis Mammography at Medical Center of Plano, LLC

Solis Mammography at Medical City Dallas, LLC

Solis Mammography at Pearland Medical Center, LLC

Solis Mammography at West Houston Medical Center, LLC

Solis Mammography at Woman’s Hospital of Texas, LLC

Solis Mammography of Cedar Hill, LLC

Solis Mammography of Dallas, LLC

Solis Mammography of Flower Mound, LLC

Solis Mammography of Frisco, LLC

Solis Mammography of Garland, LLC

Solis Mammography of Katy, LLC

Solis Mammography of Mainland, LLC

Solis Mammography of Montgomery, LLC

Solis Mammography of North Loop, LLC

Solis Mammography of Sugar Land, LLC

Solis Mammography of West Plano, LLC

Solis Mammography of Woman’s Place, LLC

South Atlantic Division, Inc.

South Austin Surgery Center, Ltd.

South Austin Surgical Management, LLC

South Austin Surgicenter, LLC

South Bay Imaging, LLC

South Brandon Imaging, LLC

South Broward Practices, Inc.

South Carolina Imaging Employer Corp.

South Florida Division Practice, Inc.

South Texas Surgicare, Inc.

South Transfer Center, LLC

South Valley Hospital, L.P.

Southeast Georgia Health Services, LLC

Southeast Health Strategic Alliance, LLC

Southeast Surgical Solutions, LLC

Southern Hills Medical Center, LLC

Southern Hills Neurology Consultants, LLC

Southern Kentucky Medicine Associates, LLC

Southern Kentucky Surgicenter, LLC

Southern Texas Physicians’ Network

Southern Urology Associates, LLC

Southpoint, LLC

Southtown Women’s Clinic, LLC

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

Southwest Medical Center Family Practice, LLC

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Southwest Medpro, Ltd.

Southwest Surgical Clinic, Inc.

Southwest Virginia Orthopedics and Spine, LLC

Southwestern Virginia Oncology, LLC

Spalding Rehabilitation L.L.C.

Specialist Group at Centennial, LLC

Specialists in Obstetrics and Gynecology, PLLC

Specialty Associates of West Houston, PLLC

Specialty Hospitalists at Ft. Walton Beach, LLC

Specialty Physicians of Northern Virginia, LLC

Specialty Surgicare of Las Vegas, LP

Spinal Disorder and Pain Treatment Institute, LLC

Spotsylvania Condominium Property, LLC

Spotsylvania Medical Center, Inc.

Spotsylvania Multi-Specialty Group, LLC

Spotsylvania Radiation Therapy Center, LLC

Spotsylvania Regional Surgery Center, LLC

Spring Branch Family Practitioners, PLLC

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Spring Hill Imaging, LLC

Spring Hill Physicians, LLC

Springview KY, LLC

SRS Acquisition, Inc.

SSHR Holdco, LLC

SSJ St. Petersburg Holdings, Inc.

St. David’s Healthcare Partnership, L.P., LLP

St. David’s Austin Area ASC, LLC

St. David’s Cardiology, PLLC

St. David’s CareNow Urgent Care, PLLC

St. David’s Heart & Vascular, PLLC

St. David’s Neurology, PLLC

St. David’s OB Hospitalist, PLLC

St. David’s Ortho, Neuro and Rehab, PLLC

St. David’s Physical Medicine and Rehabilitation, PLLC

St. David’s Quality Alliance, LLC

St. David’s Specialized Women’s Services, PLLC

St. David’s Trauma Surgeons, PLLC

St. Lucie Hospitalists, LLC

St. Lucie Medical Center Hyperbarics, LLC

St. Lucie Medical Center Walk-In Clinic, LLC

St. Lucie Medical Specialists, LLC

St. Lucie West Primary Care, LLC

St. Mark’s Ambulatory Surgery Associates, L.P.

St. Mark’s Gynecology Oncology Care, LLC

St. Mark’s Investments, Inc.

St. Mark’s Physician Billing, LLC

St. Mark’s Professional Services, LLC

St. Mark’s South Jordan Family Practice, LLC

St. Martins Healthcare Limited

St. Martins Ltd.

St. Martins Medical Services Limited

St. Petersburg General Surgery, LLC

Stafford Imaging, LLC

Steamboat Springs Surgicenter, LLC

Statland Medical Group, LLC

Sterling Primary Care Associates, LLC

Stiles Road Imaging LLC

Stonecrest Medical Group - Family Practice of Murfreesboro, LLC

Stonecrest Medical Group - SC Murfreesboro Family Practice, LLC

StoneCrest Surgery Center, LLC

Stones River Hospital, LLC

StoneSprings Medical Office Building Property, LLC

StoneSprings Surgicenter, LLC

STPN Manager, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Sugar Land Surgery Center Anesthesia, LLC

Sugar Land Surgery Center, Ltd.

Sullins Surgical Center, Inc.

Summit Convenient Care at Lebanon, LLC

Summit General Partner, Inc.

Summit Heart, LLC

Summit Outpatient Diagnostic Center, LLC

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgical Associates, LLC

Summit Walk-in Clinic, LLC

Sun Bay Medical Office Building, Inc.

Sun City Hospital, Inc.

Sun City Imaging, LLC

Sun Towers/Vista Hills Holding Co.

Sun-Med, LLC

Sunrise Flamingo Holdings, LLC

Sunrise Flamingo Surgery Center, Limited Partnership

Sunrise Hospital and Medical Center, LLC

Sunrise Mountainview Hospital, Inc.

Sunrise Mountainview Multi-Specialty Clinics, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Surgery Associates of NTX, PLLC

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Bay Area Houston, LLC

Surgery Center of Chattanooga, L.P.

Surgery Center of Greenview, L.P.

Surgery Center of Independence, L.P.

Surgery Center of Overland Park, L.P.

Surgery Center of Port Charlotte, Ltd.

Surgery Center of Rome, L.P.

Surgery Center of the Rockies, LLC

Surgical Associates of Southwest Virginia, LLC

Surgical Care Medical Group, LLC

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgical Park Center, Ltd.

Surgical Specialists of Clear Lake, PLLC

Surgical Specialists of Conroe, PLLC

Surgical Specialists of Corpus Christi, PLLC

Surgicare America - Winter Park, Inc.

Surgicare Merger Company of Louisiana

Surgicare of ADC, LLC

Surgicare of AGI, LLC

Surgicare of Alpine, LLC

Surgicare of Altamonte Springs, Inc.

Surgicare of Anchorage, LLC

Surgicare of Arapahoe, LLC

Surgicare of Arlington, LLC

Surgicare of Ashburn, LLC

Surgicare of Augusta, Inc.

Surgicare of Aurora Endoscopy, LLC

Surgicare of Aventura, LLC

Surgicare of Bay Area Endoscopy, LLC

Surgicare of Bay Area, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Bountiful, LLC

Surgicare of Brandon, Inc.

Surgicare of Brentwood, LLC

Surgicare of Brighton, LLC

Surgicare of Brooksville, LLC

Surgicare of Brownsville, LLC

Surgicare of Buckhead, LLC

Surgicare of Central Florida, Inc.

Surgicare of Central Park Surgery Center, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Chattanooga, LLC

Surgicare of Chippenham, LLC

Surgicare of Citrus, LLC

Surgicare of Clarksville, LLC

Surgicare of Countryside, Inc.

Surgicare of Denton, Inc.

Surgicare of Denver Clinic, LLC

Surgicare of Denver Mid-Town, Inc.

Surgicare of Denver, LLC

Surgicare of Dickson, LLC

Surgicare of Eastside, LLC

Surgicare of Evans, Inc.

Surgicare of Fairfax, Inc.

Surgicare of Florida, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Focus Hand, LLC

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Good Samaritan, LLC

Surgicare of Gramercy, Inc.

Surgicare of Greenview, Inc.

Surgicare of Hanover, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Houston, LLC

Surgicare of Indianapolis, Inc.

Surgicare of Kansas City, LLC

Surgicare of Kingwood, LLC

Surgicare of Kissimmee, Inc.

Surgicare of Lakeview, Inc.

Surgicare of Las Vegas, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Lorain County, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Loveland, LLC

Surgicare of Madison, Inc.

Surgicare of Manatee, Inc.

Surgicare of McKinney, Inc.

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of Mountain West, LLC

Surgicare of Mt. Ogden, LLC

Surgicare of Natchez, LLC

Surgicare of Newport Richey, Inc.

Surgicare of North Austin, LLC

Surgicare of North San Antonio, Inc.

Surgicare of North Suburban, LLC

Surgicare of Northeast San Antonio, Inc.

Surgicare of Northwest Oklahoma Limited Partnership

Surgicare of Orange Park II, LLC

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.

Surgicare of Orlando, Inc.

Surgicare of Overland Park, LLC

Surgicare of Palms West, LLC

Surgicare of Park Ridge, LLC

Surgicare of Pasadena, Inc.

Surgicare of Pavilion, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plano, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of Premier Orthopaedic, LLC

Surgicare of Reston, Inc.

Surgicare of Ridgeline, LLC

Surgicare of Riverside, LLC

Surgicare of Riverwalk, LLC

Surgicare of Roanoke, LLC

Surgicare of Rome, Inc.

Surgicare of Rose, LLC

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of Salem, LLC

Surgicare of Silicon Valley, LLC

Surgicare of Sky Ridge Women’s Center, LLC

Surgicare of Sky Ridge, LLC

Surgicare of South Austin, Inc.

Surgicare of Southeast Denver, Inc.

Surgicare of Southern Hills, Inc.

Surgicare of Southern Kentucky, LLC

Surgicare of Southwest Houston, LLC

Surgicare of Spotsylvania, LLC

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgicare of St. David’s Austin, LLC

Surgicare of Steamboat Springs, LLC

Surgicare of StoneCrest, LLC

Surgicare of Stuart, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Swedish, LLC

Surgicare of Tallahassee, Inc.

Surgicare of Terre Haute, LLC

Surgicare of Thornton, LLC

Surgicare of Travis Center, Inc.

Surgicare of Tulsa, Inc.

Surgicare of Utah, LLC

Surgicare of Wasatch Front, LLC

Surgicare of West Hills, Inc.

Surgicare of Westlake, Inc.

Surgicare of Wichita, Inc.

Surgicare of Wichita, LLC

Surgicare of Wilson County, LLC

Surgicare of Winchester, LLC

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Surgicenter of East Jefferson, Inc.

Surgicenter of Johnson County, Ltd.

Surgicenter of Kansas City, L.L.C.

Surgico, LLC

Swedish Medpro, Inc.

Swedish MOB Acquisition, Inc.

Swedish MOB I, Ltd.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

SWMC, Inc.

Sycamore Shoals Hospital, Inc.

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.

Tallahassee Orthopaedic Surgery Partners, Ltd.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

Tarrant County Surgery Center, L.P.

TBHI Outpatient Services, LLC

Tchefuncte Cardiology Associates - Lakeview, LLC

TCMC Madison-Portland, Inc.

Teays Valley Health Services, LLC

Telehealth Physician Services, LLC

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

Terre Haute Regional Hospital, L.P.

Texas CareNow Physician Associates

Texas HSS, LLC

Texas Institute of Medicine and Surgery

Texas Psychiatric Company, Inc.

The Austin Diagnostic Clinic, PLLC

The Cancer Care Center of North Florida, LLC

The Cardiovascular Partnership for Quality, LLC

The Charter Cypress Behavioral Health System, L.L.C.

The Christie Clinic LLP

The Glynne Medical Practice Limited

The Harley Street Cancer Clinic Limited

The London Breast Institute UK Ltd

The Medical Group of Kansas City, LLC

The Neurohealth Sciences Center, LLC

The Outsource Group, Inc.

The Physicians Clinic Limited

The Prostate Centre Limited

The Rankin Foundation

The Regional Health System of Acadiana, LLC

The Wasatch Endoscopy Center, Ltd.

The West Texas Division of Columbia, Inc.

THN Physicians Association, Inc.

Timpanogos Pain Specialists, LLC

Timpanogos Regional Medical Services, Inc.

Total Imaging - Hudson, LLC

Total Imaging - North St. Petersburg, LLC

Total Imaging - Parsons, LLC

Town Plaza Family Practice, LLC

Travel Medicine and Infections, LLC

Travis Surgery Center, L.P.

Tri Cities Health Services Corp.

Tri-City Multi-Specialty, LLC

Tri-County Community Hospital, Inc.

Tri-County Surgical Specialists, LLC

Trident Ambulatory Surgery Center, L.P.

Trident Behavioral Health Services, LLC

Trident Eye Surgery Center, L.P.

Trident Medical Center, LLC

Trident Medical Services, Inc.

Trident Neonatology Services, LLC

TriStar Bone Marrow Transplant, LLC

TriStar Cardiovascular Surgery, LLC

TriStar Family Care, LLC

TriStar Gynecology Oncology, LLC

TriStar Health System, Inc.

TriStar Joint Replacement Institute, LLC

TriStar Maury Behavioral Healthcare, LLC

TriStar Medical Group - Centennial Primary Care, LLC

TriStar Medical Group - Legacy Health, LLC

TriStar Medical Network, LLC

TriStar OB/GYN, LLC

TriStar Orthopedics, LLC

TriStar Physicians, LLC

TriStar Radiation Oncology, LLC

TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC

TUHC Physician Group, LLC

TUHC Primary Care and Pediatrics Group, LLC

TUHC Radiology Group, LLC

Tulane Clinic, LLC

Tulane Professionals Management, L.L.C.

Tuscan Imaging Center at Las Colinas, LLC

U.S. Collections, Inc.

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

University Healthcare Specialists, LLC

University Healthcare System, L.C.

University Hospital, Ltd.

Uptown Primary Care Associates, LLC

Urgent Care Enterprise, LLC

Urgent Care Extra - Ann & Simmons, LLC

Urgent Care Extra - Cactus & Southern Highlands, LLC

Urgent Care Extra - Charleston & Decatur, LLC

Urgent Care Extra - Charleston/Sloan, LLC

Urgent Care Extra - Craig & Clayton, LLC

Urgent Care Extra - Craig & Decatur, LLC

Urgent Care Extra - Durango & Cheyenne, LLC

Urgent Care Extra - Durango & Flamingo, LLC

Urgent Care Extra - Eastern & Horizon Ridge, LLC

Urgent Care Extra - Rainbow/Mardon, LLC

Urgent Care Extra - Warm Springs & Green Valley, LLC

Urgent Care Extra Silverado & Maryland LLC

Urgent Care Extra-Tropicana & Jones, LLC

Urgent Care Nevada LLC

Urological Specialists of Arlington, PLLC

Urology Associates (London) Limited

Urology Center of North Georgia, LLC

Urology Services of El Paso, PLLC

Urology Specialists Devonshire LLP

Urology Specialists London LLP

Urology Specialists of Kingwood, PLLC

Urology Specialists of Richmond, LLC

Urology Surgery Center of Colorado, LLC

Utah Imaging GP, LLC

Utah Medco, LLC

Utah Surgery Center, L.P.

Value Health Holdings, Inc.

Value Health Management, Inc.

Vascular and Endovascular Specialists, LLC

Venture Ambulatory Surgery Center, LLC

Venture Medical Management, LLC

VH Holdco, Inc.

VH Holdings, Inc.

VHSC Plantation, LLC

Village Oaks Medical Center, Inc.

VIP, Inc.

Virginia Care Partners ACO LLC

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Virginia Quality Care Partners, LLC

Vision Consulting Group LLC

Vision Holdings, LLC

W & C Hospital, Inc.

Wake Psychiatric Hospital, Inc.

Walterboro Community Hospital, Inc.

Wasatch Front Surgery Center, LLC

Washington Holdco, LLC

Waterway Primary Care, LLC

WCP Properties, LLC

Weatherford Health Services, LLC

Weatherford Mammography JV, LLC

Welbeck Street Diagnostic Centre LLP

Wellington Diagnostic Services LLP

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

Wesley Physician Services, LLC

Wesley Physicians - Anesthesiologist, LLC

Wesley Physicians - Cardiovascular, LLC

Wesley Physicians - Medical Specialties LLC

Wesley Physicians - Obstetrics and Gynecology LLC

Wesley Physicians - Primary Care LLC

Wesley Select Network, LLC

West Boynton Beach Open Imaging Center, LLC

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

West Florida - MHT, LLC

West Florida - PPH, LLC

West Florida Behavioral Health, Inc.

West Florida Cardiology Network, LLC

West Florida Cardiology Physicians, LLC

West Florida CareNow Urgent Care, LLC

West Florida Division, Inc.

West Florida Gulf Coast Primary Care, LLC

West Florida HealthWorks, LLC

West Florida Imaging Services, LLC

West Florida Internal Medicine, LLC

West Florida PET Services, LLC

West Florida Physician Network, LLC

West Florida Professional Billing, LLC

West Florida Regional Medical Center, Inc.

West Florida Specialty Physicians, LLC

West Florida Trauma Network, LLC

West Florida Urgent Care Network, LLC

West Hills Hospital

West Hills Surgical Center, Ltd.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Internal Specialists, PLLC

West Houston Medical, PLLC

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West Houston, LLC

West Jacksonville Medical Center, Inc.

West Jordan Hospital Corporation

West Los Angeles Physicians’ Hospital, Inc.

West LPN Fort Worth Oncology, PLLC

West LPN, Inc.

West McKinney Imaging Services, LLC

West Paces Services, Inc.

West Park Surgery Center, L.P.

West Valley Imaging, LLC

West Valley Medical Center, Inc.

West Valley Medical Group Specialty Services LLC

West Valley Medical Group, LLC

West Valley Therapy Services, LLC

Westbury Hospital, Inc.

Western Plains Capital, Inc.

Westlake Surgicare, L.P.

Westminster Community Hospital

Westside Surgery Center, Ltd.

WHG Medical, LLC

WHMC, Inc.

Wichita CareNow Urgent Care, LLC

Wildwood Medical Center, Inc.

Wilson County Outpatient Surgery Center, L.P.

WJHC, LLC

Woman’s Health Group, PLLC

Woman’s Hospital Merger, LLC

Woman’s Hospital of Texas, Incorporated

Women Practitioners of Houston, PLLC

Women Specialists of Bayshore, PLLC

Women Specialists of Clear Lake, PLLC

Women Specialists of Mainland, PLLC

Women’s & Children’s Center, LLC

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s and Children’s Professional Management, L.L.C.

Women’s and Children’s Specialists, LLC

Women’s Center at Brookside, LLC

Women’s Health Center of Central Florida, LLC

Women’s Health Center of SWVA, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

Women’s Link Specialty Obstetrical Referral Clinic, PLLC

Women’s Multi-Specialty Group, LLC

Women’s Surgical Specialists of Texas, PLLC

ANNEX C-2

Significant Subsidiaries of the Company

Healthtrust, Inc. – The Hospital Company (DE)

Galen Holdco, LLC

Hospital Corp., LLC

HTI Hospital Holdings, Inc.

Healthserv Acquisition, LLC

HCA HealthONE, LLC

HCA Squared, LLC

Annex C-2-1

EXHIBIT A

Form of 2028 Notes Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit A-1

EXHIBIT B

Form of 2028 Notes Negative Assurance Letter of Cleary Gottlieb Steen & Hamilton LLP

Exhibit B-1

EXHIBIT C

Form of 2029 Notes Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit C-1

EXHIBIT D

Form of 2029 Notes Negative Assurance Letter of Cleary Gottlieb Steen & Hamilton LLP

Exhibit D-1

EXHIBIT E

Form of Regulatory Opinion of Bass, Berry & Sims PLC

To be substantially similar to the opinion given in connection with the issuance of $1,000,000,000 of the Company’s 5.375% Senior Unsecured Notes due 2026, on August 23, 2018, subject to such changes as are appropriate to reflect the current terms of the Securities and as otherwise reasonably agreed.

Exhibit E-1